UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6425
                                                     ---------------------

              Nuveen California Quality Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                   ANNUAL REPORT August 31, 2006


                          Nuveen Investments
                          Municipal Closed-End Funds

     NUVEEN CALIFORNIA
       MUNICIPAL VALUE
            FUND, INC.
                   NCA

     NUVEEN CALIFORNIA
      PERFORMANCE PLUS
  MUNICIPAL FUND, INC.
                   NCP

     NUVEEN CALIFORNIA
      MUNICIPAL MARKET
OPPORTUNITY FUND, INC.
                   NCO

     NUVEEN CALIFORNIA
    INVESTMENT QUALITY
  MUNICIPAL FUND, INC.
                   NQC

     NUVEEN CALIFORNIA
        SELECT QUALITY
  MUNICIPAL FUND, INC.
                   NVC

     NUVEEN CALIFORNIA
        QUALITY INCOME
  MUNICIPAL FUND, INC.
                   NUC

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS


     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.



"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."



     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.



     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     October 16, 2006

Nuveen Investments California Municipal Closed-End Funds
(NCA, NCP, NCO, NQC, NVC, NUC)


Portfolio Manager's
        COMMENTS


Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the annual performance of these California Funds. Scott, who joined Nuveen Investments in 2000, has managed these six Funds since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2006?

During this reporting period, we saw increases in interest rates across virtually the entire yield curve, resulting in a general decline in bond prices. Through much of the period, however, rates at the longer end of the curve remained more stable than those at the short end. Between September 1, 2005 and August 31, 2006, the Federal Reserve announced increases in the fed funds rate at seven of its eight Open Market Committee meetings leaving the rate unchanged at the August 8, 2006 session. These seven 0.25% increases raised the short-term target by 175 basis points, from 3.50% to 5.25%, its highest level since March 2001. By comparison, the yield on the benchmark 10-year U.S. Treasury note rose 71 basis points during this period to end August 2006 at 4.73%. As short-term rates approached the levels of long-term rates, the yield curve flattened and then inverted.

In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 4.91% at the end of August 2006, an increase of just four basis points from the end of August 2005.

Despite rising interest rates, elevated energy prices, and a softening housing market, the overall economy remained relatively resilient. After expanding at a rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) growth rate slowed to 1.8% in the fourth quarter of 2005, then rebounded sharply to 5.6% in the first quarter of 2006 (all GDP numbers are annualized). In the second quarter of 2006, GDP growth moderated to 2.6%, with the deceleration reflecting a decline in federal spending as well as a major downturn in residential investment. In general, the jobs picture remained positive, with national unemployment at 4.7% in August 2006, down from 4.9% in August 2005. However, the markets continued to keep a close eye on inflation trends, as the year-over-year increase in the Consumer Price Index registered 3.8% in August 2006. During the first eight months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at a rate of 4.6% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended August 2006, municipal bond issuance nationwide totaled $368.2 billion, down 7% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first eight months of 2006, with $235.5 billion in new securities coming to market, off 15% from the same period in 2005. A major factor in 2006's drop-off was the sharp reduction in pre-refunded volume, which fell more than 56% from last year's levels, as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

California ranked as the 15th fastest growing state economy in the nation in 2005, led by the leisure and hospitality sector, professional and business services, and construction. California's $1.6 trillion economy remained diverse, with international trade, technology, financial services, and defense serving as additional key drivers. Over the past six months, the state's ports benefited from the nearly 10% growth in Asian trade, while Mexico remained California's largest international trading partner. In August 2006, California's unemployment rate was 4.9%, down from 5.2% in August 2005. While approximately 20% of the jobs created in California during the 12-month period were generated by the construction industry, concerns about the disproportionate impact of a housing slowdown on the California economy have not yet been realized. Population trends in the state, with growth of more than 8% over the past five years, remained positive.

Due to strong revenue growth resulting from economic expansion, California's fiscal condition improved over the past 12 months, as personal income tax receipts for fiscal 2006 surpassed the previous peak posted in 2001. The state's general fund ended fiscal 2006 with an estimated balance of $6.5 billion, and plans call for carrying forward the majority of these funds into fiscal 2007 to offset a $3.7 billion deficit in the $125.6 billion fiscal 2007 budget and prepay internal and external debt. Even with recent improvements, however, California's budget remained structurally imbalanced, and deficits in excess of $3 billion were forecast for fiscal 2008 and 2009. Citing the improved tax revenue trends, both Moody's and Standard & Poor's upgraded California's general obligation bonds to A1 and A+, respectively, from A2 and A in May 2006. For the 12 months ended August 31, 2006, municipal issuance in California totaled $51.0 billion, on par with issuance for the previous 12 months. During the first eight months of 2006, however, California supply declined sharply, falling 20% from that of January-August 2005, to $30.3 billion. California remained the largest state issuer in the nation for both the 12-month and year-to-date periods. A referendum authorizing the issuance of $37 billion of additional general obligation debt, down from the original proposal of $68 billion, is scheduled to appear on the state's November 2006 ballot. If passed, this referendum would increase California's general fund-supported debt by 67%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

As short term interest rates rose and the municipal bond yield curve flattened during this 12-month period, we continued to emphasize a disciplined approach to duration1 management and yield curve positioning. Over this period, two factors caused the durations of the majority of these California Funds to shorten more quickly relative to the general market. First, with the flattening of the curve, we saw a major acceleration in advance refunding2 activity during the first half of this period. While these pre-refundings benefited the Funds' performance in the short-term, they also had a shortening effect on the Funds' durations. The second factor was the natural tendency of a bond's duration to shorten as time passes. During the second half of this period, we took a proactive



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

approach to mitigating some of the potential risk associated with these changes in duration. (A fund's price performance can also be hampered if the fund's duration is too short during a period when the market rallies.)

Because interest rates at the longer end of the yield curve remained relatively low over this period, we believed the most prudent approach to maintaining the Funds' durations within our preferred strategic range was the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in previous shareholder reports, we began using these swaps strategies in late 2004 in an effort to control interest rate risk, that is, to reduce the impact of movements in interest rates on the value of the Funds investments. The swaps are not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective is to manage the durations of these Funds without having a negative impact on their income streams or common share dividends over the short term. In line with this objective, we placed swaps on NCA, NCP, NQC, NVC, and NUC in July 2006. (NCO did not use swaps during this period because we believed its duration was adequately positioned.)

This strategy also enhanced our management of the Funds' yield curve positioning. Because of the low, longer-term interest rate environment over the past few years that, as noted, made advance refundings more attractive, the potential call exposure for bonds in these Funds had become unevenly distributed along the yield curve. Forward interest rate swaps provided a way to smooth out these distributions and neutralize the Funds' over or under exposure to certain parts of the yield curve.

Overall, portfolio turnover was relatively light during much of this period, because the rate environment was not advantageous for active trading. In addition, as previously mentioned, issuance in California declined sharply during the first eight months of 2006. In watching the market for potential new additions for our portfolios, we focused mainly on attractively priced, premium coupon3 bonds maturing in 15 to 25 years. Overall, we believed that bonds in this part of the yield curve offered strong performance potential,



3 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than the current coupon levels of par bonds with similar durations Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

better value, and attractive reward opportunities without excessive risk. Since California is a relatively high-quality state, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. One of our major purchases during this period was A+ rated bonds issued by the California Statewide Community Development Authority for the Kaiser Permanente Hospital System, which we added to all of the Funds in this report.

We also continued to emphasize maintaining the Funds' weightings of lower-quality bonds. However, we generally found fewer attractively structured lower-rated credit opportunities in the California market, and we added very little in the way of new positions at the lower end of the credit spectrum. Overall, the California Funds continued to have good exposure to the lower-rated credit categories.

Given market concerns about oil prices, inflation and the actions of the Federal Reserve over the past 12 months, we did see some volatility in longer term yields over this period, with rates peaking in October 2005 and again in June 2006. These spikes in rates provided us with opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits with comparatively higher yields. This allowed us to maintain much of the Funds' current favorable portfolio characteristics while strengthening their future income streams. We also sold some of our holdings of State of California general obligation (G.O.) bonds when we believed that current prices made these bonds attractive sales candidates.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 8/31/06

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NCA4                       3.34%            4.99%             5.69%
--------------------------------------------------------------------------------
NCP                        2.97%            6.54%             6.62%
--------------------------------------------------------------------------------
NCO                        2.47%            6.68%             6.59%
--------------------------------------------------------------------------------
NQC                        3.21%            6.02%             6.53%
--------------------------------------------------------------------------------
NVC                        3.21%            6.61%             6.94%
--------------------------------------------------------------------------------
NUC                        2.96%            6.07%             6.86%
--------------------------------------------------------------------------------

Lehman Brothers
CA Tax-Exempt
Bond Index5                3.32%            5.02%             6.13%
--------------------------------------------------------------------------------

Lipper CA Municipal Debt
Funds Average6             4.10%            6.27%             6.66%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended August 31, 2006, the total return on net asset value
(NAV) for NCA, NQC and NVC performed in-line with the return on the Lehman Brothers California Tax-Exempt Bond Index, and the performance of NCP, NCO, and NUC trailed the index return. The returns on all of the Funds in this report underperformed the average return for the Lipper California peer group.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits, the use of financial leverage, and pre-refunding activity. The implementation of hedges in NCA, NCP, NQC, NVC and NUC also was a positive contributor to the performances of these five Funds.

As the yield curve continued to flatten over the course of this period, bonds with effective maturities between two and six years were the most adversely impacted, generally underperforming long-intermediate bonds (those with maturities between 17 and 22 years) and longer bonds (those with maturities of at least 22 years). Yield curve positioning or, more specifically, greater exposure to those parts of the yield curve that performed well helped the performances of these Funds during this period.


4 NCA is an unleveraged Fund; the remaining five Funds in this report and almost all of the funds in the Lipper Peer Group are leveraged.

5 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

6 The Lipper California Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 26 funds; 5 years, 15 funds; and 10 years, 13 funds. Fund and Lipper returns assume reinvestment of dividends.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their investments in lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value. In particular, NCA, which had allocated 26% of its portfolio to bonds rated BBB or lower and non-rated bonds as of August 31, 2006 benefited from this situation. In the other five California Funds, BBB and non-rated bonds accounted for 7% of NVC's portfolio, 9% of NCP and NCO, 11% of NUC and NQC. Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were industrial development bonds and healthcare (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers municipal index, as well as bonds backed by the 1998 master tobacco settlement agreement, which comprised between 1% and 4% of the portfolios of these six Funds as of August 31, 2006.

Another factor affecting the annual performance of these Funds relative to that of the unleveraged Lehman Brothers California Tax-Exempt Bond Index was the use of financial leverage. The returns of NCP, NCO, NQC, NVC, and NUC were all affected negatively during this period due to their use of leverage. (NCA is not leveraged.) The use of leverage often provides opportunities for additional income and total return for the common shareholders, but it also can expose shareholders to additional risk. For example, as intermediate-term and longer-term bond prices declined or remained relatively stable over this period, the impact of these valuation changes within the Funds' portfolios was magnified by the use of leverage. The impact was much less in NCA, and this accounted for some of the performance differential between NCA and the other five Funds. While the value provided by leverage was limited over this reporting period, we firmly believe that the use of this strategy should work to the benefit of the leveraged Funds over time. This can be seen in the five-year and ten-year return performance--both absolute and relative to the Lehman Brothers California Tax-Exempt Bond Index--of the five leveraged Funds in this report.

As noted earlier, we also continued to see a number of advance refundings, which benefit the Funds through price appreciation and enhanced credit quality. During this reporting period, advance refundings ranged from 5% to 12% of these Funds' portfolios.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds tended to underperform the general municipal market. NCO was the only one of these Funds that was not hedged during this period, when hedging had a positive impact on performance.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of August 31, 2006, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 65% in NCA, 78% in NUC, to 79% in NQC, 80% in NVC, 81% in NCP, and 83% in NCO.

As of August 31, 2006, potential call exposure for the period September 2006 through the end of 2008 ranged from 8% in NQC, 11% in NCP, 12% in NCO, 13% in NCA, and 15% in NUC to 17% in NVC. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


All of the Funds in this report except NCA use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging and impacting the Funds' income streams and total returns. The Funds' income streams were also affected as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in two monthly dividend reductions in NCO, NQC and NVC and three in NCP and NUC over the 12-month period ended August 31, 2006. The dividend of NCA remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:


             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NCA                          $0.0530                            $0.0049
--------------------------------------------------------------------------------
NQC                          $0.0535                            $0.0066
--------------------------------------------------------------------------------
NVC                          $0.1167                            $0.0006
--------------------------------------------------------------------------------
NUC                          $0.0307                                 --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2006, NCP, NCO, NQC, NVC, and NUC had positive UNII balances for both financial statement and tax purposes, while NCA had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:


                             8/31/06                   12-MONTH AVERAGE
                            DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NCA                           -4.64%                            - 4.49%
--------------------------------------------------------------------------------
NCP                           -7.06%                            - 6.84%
--------------------------------------------------------------------------------
NCO                           -1.98%                            - 3.14%
--------------------------------------------------------------------------------
NQC                           -5.49%                            - 5.08%
--------------------------------------------------------------------------------
NVC                           -1.55%                            - 2.62%
--------------------------------------------------------------------------------
NUC                           -2.05%                            - 2.71%
--------------------------------------------------------------------------------

Nuveen California Municipal Value Fund, Inc.
NCA

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              61%
AA                                4%
A                                 9%
BBB                              17%
BB or Lower                       1%
N/R                               8%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0385
Oct                           0.0385
Nov                           0.0385
Dec                           0.0385
Jan                           0.0385
Feb                           0.0385
Mar                           0.0385
Apr                           0.0385
May                           0.0385
Jun                           0.0385
Jul                           0.0385
Aug                           0.0385

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       9.98
                              9.94
                              9.96
                              9.98
                              9.98
                              9.99
                             10.15
                              9.88
                              9.88
                             10.04
                              9.9
                              9.94
                              9.91
                              9.92
                              9.76
                              9.96
                              9.77
                             10.01
                              9.91
                              9.82
                              9.82
                              9.85
                              9.93
                              9.92
                              9.92
                              9.91
                              9.8
                              9.89
                              9.85
                              9.69
                              9.56
                              9.56
                              9.47
                              9.56
                              9.65
                              9.7
                              9.71
                              9.73
                              9.75
                              9.82
                              9.85
                              9.79
                              9.88
                              9.83
                              9.73
                              9.74
                              9.69
                              9.82
                              9.85
                              9.87
                              9.85
                              9.77
                              9.89
                              9.76
                              9.722
                              9.75
                              9.71
                              9.73
                              9.66
                              9.62
                              9.69
                              9.61
                              9.65
                              9.64
                              9.73
                              9.86
                              9.8
                              9.9
                              9.7
                              9.85
                              9.93
                              9.88
                              9.98
                              9.91
                              9.74
                              9.79
                              9.66
                              9.68
                              9.56
                              9.54
                              9.54
                              9.62
                              9.65
                              9.65
                              9.65
                              9.62
                              9.68
                              9.73
                              9.8
                              9.82
                              9.75
                              9.7
                              9.7
                              9.74
                              9.7
                              9.73
                              9.63
                              9.71
                              9.72
                              9.57
                              9.58
                              9.69
                              9.78
                              9.75
                              9.72
                              9.68
                              9.64
                              9.61
                              9.63
                              9.55
                              9.5
                              9.59
                              9.63
                              9.68
                              9.57
                              9.52
                              9.61
                              9.63
                              9.74
                              9.79
                              9.77
                              9.75
                              9.68
                              9.61
                              9.65
                              9.72
                              9.6
                              9.51
                              9.64
                              9.66
                              9.6799
                              9.66
                              9.64
                              9.67
                              9.67
                              9.76
                              9.77
                              9.77
                              9.71
                              9.76
                              9.72
                              9.84
                              9.74
                              9.85
                              9.78
                              9.75
                              9.76
                              9.82
                              9.73
                              9.78
                              9.67
                              9.62
                              9.59
                              9.55
                              9.43
                              9.44
                              9.41
                              9.51
                              9.51
                              9.48
                              9.54
                              9.55
                              9.49
                              9.53
                              9.46
                              9.54
                              9.54
                              9.59
                              9.62
                              9.55
                              9.6499
                              9.54
                              9.48
                              9.5499
                              9.59
                              9.5
                              9.43
                              9.44
                              9.38
                              9.4
                              9.46
                              9.5
                              9.47
                              9.34
                              9.36
                              9.33
                              9.35
                              9.4
                              9.48
                              9.52
                              9.56
                              9.53
                              9.5
                              9.48
                              9.46
                              9.46
                              9.45
                              9.35
                              9.35
                              9.44
                              9.48
                              9.4
                              9.36
                              9.41
                              9.46
                              9.42
                              9.35
                              9.39
                              9.42
                              9.36
                              9.43
                              9.48
                              9.4599
                              9.49
                              9.4
                              9.42
                              9.41
                              9.4
                              9.35
                              9.39
                              9.46
                              9.43
                              9.44
                              9.43
                              9.47
                              9.51
                              9.46
                              9.5
                              9.49
                              9.46
                              9.49
                              9.53
                              9.52
                              9.53
                              9.53
                              9.51
                              9.54
                              9.57
                              9.55
                              9.53
                              9.53
                              9.5355
                              9.5601
                              9.59
                              9.54
                              9.54
                              9.52
                              9.54
                              9.55
                              9.58
                              9.61
                              9.65
                              9.63
8/31/06                       9.67


FUND SNAPSHOT
------------------------------------
Common Share Price             $9.67
------------------------------------
Common Share
Net Asset Value               $10.14
------------------------------------
Premium/(Discount) to NAV     -4.64%
------------------------------------
Market Yield                   4.78%
------------------------------------
Taxable-Equivalent Yield1      7.30%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $255,868
------------------------------------
Average Effective Maturity
on Securities (Years)          15.82
------------------------------------
Modified Duration               5.68
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.85%         3.34%
------------------------------------
5-Year          5.30%         4.99%
------------------------------------
10-Year         5.35%         5.69%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.3%
------------------------------------
U.S. Guaranteed                28.0%
------------------------------------
Tax Obligation/General         11.1%
------------------------------------
Health Care                     7.7%
------------------------------------
Water and Sewer                 5.5%
------------------------------------
Housing/Multifamily             5.2%
------------------------------------
Other                          14.2%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0579 per share.

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               12%
A                                10%
BBB                               7%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                           0.0705
Oct                           0.0705
Nov                           0.0705
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                           0.0635
Apr                           0.0635
May                           0.0635
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       14.57
                              14.61
                              14.7
                              14.76
                              14.84
                              14.83
                              14.89
                              14.81
                              14.75
                              14.72
                              14.83
                              14.83
                              14.75
                              14.73
                              14.65
                              14.36
                              14.45
                              14.45
                              14.52
                              14.55
                              14.57
                              14.67
                              14.67
                              14.56
                              14.42
                              14.36
                              14.3
                              14.45
                              14.35
                              14.35
                              14.44
                              14.36
                              14.31
                              14.32
                              14.39
                              14.42
                              14.39
                              14.32
                              14.23
                              14.42
                              14.38
                              14.31
                              14.44
                              14.47
                              14.47
                              14.44
                              14.39
                              14.4
                              14.31
                              14.14
                              14.07
                              13.95
                              13.87
                              13.94
                              13.92
                              13.79
                              13.83
                              13.8301
                              13.88
                              13.92
                              14.04
                              14.12
                              14.11
                              14.06
                              14.05
                              14.1
                              14.16
                              14.11
                              14.12
                              14.12
                              14.02
                              13.84
                              13.7
                              13.77
                              13.8
                              13.8
                              13.68
                              13.87
                              13.9
                              13.81
                              13.92
                              13.98
                              13.99
                              14.03
                              14.03
                              14.01
                              14.13
                              14.24
                              14.25
                              14.42
                              14.44
                              14.34
                              14.28
                              14.3
                              14.35
                              14.4
                              14.4109
                              14.51
                              14.55
                              14.5
                              14.68
                              14.62
                              14.65
                              14.55
                              14.57
                              14.62
                              14.7
                              14.7199
                              14.58
                              14.74
                              14.82
                              14.89
                              14.81
                              14.45
                              14.35
                              14.32
                              14.35
                              14.39
                              14.47
                              14.42
                              14.39
                              14.5
                              14.53
                              14.61
                              14.66
                              14.66
                              14.4
                              14.53
                              14.39
                              14.4
                              14.43
                              14.51
                              14.41
                              14.3
                              14.33
                              14.4
                              14.44
                              14.44
                              14.36
                              14.39
                              14.45
                              14.401
                              14.34
                              14.47
                              14.47
                              14.4
                              14.36
                              14.27
                              14.39
                              14.42
                              14.35
                              14.41
                              14.28
                              14.14
                              14.11
                              13.93
                              13.94
                              14.07
                              14.15
                              14.22
                              14.28
                              14.22
                              14.27
                              14.39
                              14.43
                              14.47
                              14.47
                              14.48
                              14.38
                              14.38
                              14.55
                              14.59
                              14.59
                              14.7
                              14.64
                              14.56
                              14.5288
                              14.6399
                              14.5
                              14.42
                              14.33
                              14.4825
                              14.3
                              14.42
                              14.33
                              14.25
                              14.27
                              14.29
                              14.17
                              14.37
                              14.62
                              14.48
                              14.35
                              14.28
                              14.31
                              14.24
                              14.28
                              14.14
                              13.87
                              13.79
                              13.72
                              13.62
                              13.57
                              13.52
                              13.5
                              13.46
                              13.37
                              13.41
                              13.44
                              13.4
                              13.54
                              13.75
                              13.73
                              13.76
                              13.83
                              13.7601
                              13.83
                              13.76
                              13.75
                              13.61
                              13.61
                              13.82
                              13.75
                              13.73
                              13.81
                              13.93
                              13.94
                              13.89
                              13.91
                              13.85
                              13.9
                              14
                              14
                              14.1
                              14.15
                              13.97
                              13.95
                              14.06
                              14.06
                              13.93
                              13.92
                              13.95
                              14.1
                              14.15
                              14.19
                              14.15
                              14.16
                              14.14
                              14.19
                              14.17
                              14.2299
                              14.31
                              14.36
8/31/06                       14.36

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.36
------------------------------------
Common Share
Net Asset Value               $15.45
------------------------------------
Premium/(Discount) to NAV     -7.06%
------------------------------------
Market Yield                   4.97%
------------------------------------
Taxable-Equivalent Yield1      7.59%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $200,359
------------------------------------
Average Effective Maturity
on Securities (Years)          14.97
------------------------------------
Leverage-Adjusted Duration      9.05
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.42%         2.97%
------------------------------------
5-Year          4.62%         6.54%
------------------------------------
10-Year         5.56%         6.62%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Transportation                 17.6%
------------------------------------
Tax Obligation/Limited         16.4%
------------------------------------
U.S. Guaranteed                16.2%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Water and Sewer                11.4%
------------------------------------
Health Care                     8.1%
------------------------------------
Utilities                       6.5%
------------------------------------
Other                           9.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               13%
A                                 8%
BBB                               7%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                           0.0725
Oct                           0.0725
Nov                           0.0725
Dec                           0.0725
Jan                           0.0725
Feb                           0.0725
Mar                            0.069
Apr                            0.069
May                            0.069
Jun                           0.0665
Jul                           0.0665
Aug                           0.0665

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.73
                              15.76
                              15.75
                              15.81
                              15.76
                              15.9
                              15.86
                              15.74
                              15.57
                              15.43
                              15.36
                              15.34
                              15.39
                              15.46
                              15.39
                              15.25
                              15.17
                              15.03
                              15.19
                              15.25
                              15.25
                              15.2
                              15.1
                              15.15
                              15.14
                              15.14
                              15.16
                              15.16
                              15.08
                              15.09
                              15.08
                              14.95
                              14.68
                              14.57
                              14.56
                              14.58
                              14.54
                              14.61
                              14.45
                              14.56
                              14.52
                              14.67
                              14.71
                              14.74
                              14.79
                              14.65
                              14.76
                              14.76
                              14.76
                              14.75
                              14.611
                              14.56
                              14.55
                              14.52
                              14.52
                              14.41
                              14.41
                              14.49
                              14.47
                              14.52
                              14.52
                              14.54
                              14.55
                              14.42
                              14.42
                              14.36
                              14.42
                              14.35
                              14.37
                              14.32
                              14.25
                              14.18
                              14.13
                              14.18
                              14.18
                              14.17
                              14.14
                              14.29
                              14.37
                              14.37
                              14.39
                              14.4
                              14.55
                              14.65
                              14.65
                              14.79
                              14.97
                              15.3
                              15.41
                              15.39
                              15.53
                              15.62
                              15.56
                              15.7
                              15.55
                              15.5
                              15.65
                              15.74
                              15.51
                              15.3
                              15.21
                              15.22
                              15.19
                              15
                              15
                              14.91
                              14.82
                              14.84
                              14.86
                              14.9
                              14.92
                              15.05
                              15.12
                              15
                              15.16
                              15.26
                              15.33
                              15.35
                              15.6
                              15.54
                              15.58
                              15.63
                              15.74
                              15.9
                              15.9
                              15.88
                              15.91
                              15.7
                              15.51
                              15.55
                              15.46
                              15.48
                              15.55
                              15.49
                              15.5
                              15.57
                              15.6
                              15.47
                              15.7
                              15.6
                              15.6
                              15.5
                              15.28
                              15.25
                              15.22
                              15.16
                              15.17
                              15.2399
                              14.99
                              14.92
                              14.84
                              14.51
                              14.54
                              14.64
                              14.65
                              14.5
                              14.56
                              14.99
                              14.86
                              14.9
                              14.92
                              15.18
                              15.09
                              15.25
                              15.12
                              15.15
                              15.15
                              15.16
                              15.1
                              15.28
                              15.13
                              15.2
                              15.2
                              15.38
                              15.4
                              15.4
                              15.38
                              15.55
                              15.56
                              15.75
                              15.81
                              15.7
                              15.637
                              15.66
                              15.46
                              15.41
                              15.42
                              15.4
                              15.33
                              15.44
                              15.75
                              15.6
                              15.54
                              15.4
                              15.4
                              15.43
                              15.3
                              15.11
                              14.97
                              15
                              14.81
                              14.59
                              14.72
                              14.5
                              14.24
                              14.11
                              14.3
                              14.43
                              14.44
                              14.66
                              14.64
                              14.81
                              14.77
                              14.94
                              14.9
                              14.91
                              14.97
                              14.8501
                              14.9
                              14.85
                              14.94
                              14.73
                              15.02
                              14.91
                              14.91
                              15.15
                              15.15
                              15.05
                              15.15
                              15.15
                              15.16
                              15.21
                              15.15
                              15.25
                              15.24
                              15.5
                              15.4425
                              15.369
                              15.53
                              15.5
                              15.49
                              15.5
                              15.64
                              15.5
                              15.51
                              15.45
                              15.42
                              15.32
                              15.3
                              15.28
                              15.27
                              15.41
                              15.47
8/31/06                       15.3601

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.36
------------------------------------
Common Share
Net Asset Value               $15.67
------------------------------------
Premium/(Discount) to NAV     -1.98%
------------------------------------
Market Yield                   5.20%
------------------------------------
Taxable-Equivalent Yield1      7.94%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $127,792
------------------------------------
Average Effective Maturity
on Securities (Years)          17.12
------------------------------------
Leverage-Adjusted Duration      8.70
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.02%         2.47%
------------------------------------
5-Year          5.18%         6.68%
------------------------------------
10-Year         6.11%         6.59%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.6%
------------------------------------
Water and Sewer                16.3%
------------------------------------
Tax Obligation/General         15.0%
------------------------------------
Transportation                 14.5%
------------------------------------
U.S. Guaranteed                13.1%
------------------------------------
Health Care                     7.9%
------------------------------------
Education and Civic
Organizations                   5.0%
------------------------------------
Other                           5.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              67%
AA                               12%
A                                10%
BBB                              10%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                           0.0695
Jan                           0.0695
Feb                           0.0695
Mar                            0.066
Apr                            0.066
May                            0.066
Jun                           0.0615
Jul                           0.0615
Aug                           0.0615

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.17
                              15.1
                              15.15
                              15.17
                              15.3
                              15.31
                              15.33
                              15.18
                              15.29
                              15.2
                              15.1
                              14.94
                              15.12
                              14.99
                              14.98
                              14.85
                              14.95
                              14.96
                              14.96
                              14.96
                              14.97
                              14.98
                              14.97
                              15.03
                              14.99
                              14.95
                              14.96
                              15.05
                              14.92
                              14.7
                              14.64
                              14.48
                              14.33
                              14.34
                              14.44
                              14.43
                              14.53
                              14.45
                              14.4
                              14.41
                              14.43
                              14.38
                              14.45
                              14.48
                              14.39
                              14.39
                              14.4
                              14.41
                              14.3
                              14.32
                              14.14
                              14
                              13.93
                              13.93
                              13.94
                              13.89
                              13.9
                              13.98
                              13.89
                              13.9
                              13.96
                              14.07
                              14.08
                              13.98
                              13.97
                              13.98
                              13.99
                              13.92
                              13.99
                              14
                              13.97
                              13.87
                              13.88
                              13.95
                              13.95
                              13.91
                              13.97
                              13.97
                              13.93
                              13.92
                              13.9
                              13.98
                              14.1099
                              14.35
                              14.35
                              14.48
                              14.491
                              14.61
                              14.67
                              14.72
                              14.77
                              14.64
                              14.65
                              14.7
                              14.7
                              14.64
                              14.78
                              14.85
                              14.939
                              15
                              14.95
                              14.9401
                              15.19
                              15.24
                              15.3799
                              15.23
                              15.19
                              15.14
                              15.11
                              15.09
                              15.08
                              15.13
                              15.03
                              14.91
                              14.84
                              14.81
                              14.78
                              14.81
                              14.77
                              14.63
                              14.7
                              14.79
                              14.87
                              14.99
                              15.19
                              15.34
                              14.97
                              15.06
                              14.8801
                              14.85
                              14.8
                              14.97
                              14.75
                              14.86
                              14.9
                              14.94
                              14.91
                              14.86
                              14.89
                              14.95
                              15.09
                              15
                              15
                              15
                              14.99
                              15
                              14.87
                              15
                              14.88
                              15
                              15.01
                              14.99
                              15
                              15.1
                              14.95
                              14.87
                              14.75
                              14.72
                              14.85
                              14.75
                              14.87
                              14.75
                              14.7
                              14.67
                              14.64
                              14.6
                              14.6
                              14.66
                              14.6001
                              14.35
                              14.41
                              14.69
                              14.58
                              14.88
                              14.7
                              14.62
                              14.5
                              14.71
                              14.88
                              14.76
                              14.77
                              14.7701
                              14.76
                              14.79
                              14.77
                              14.83
                              14.7
                              14.78
                              14.7
                              14.9
                              14.76
                              14.75
                              14.85
                              14.85
                              14.84
                              14.75
                              14.85
                              14.6
                              14.34
                              14.2
                              14.1
                              14.05
                              14
                              13.9
                              14.02
                              13.93
                              13.92
                              13.8
                              13.77
                              13.87
                              13.9
                              14.06
                              14.12
                              14.02
                              14.02
                              14.23
                              14.19
                              14.22
                              14.15
                              14.11
                              13.96
                              13.92
                              13.96
                              13.92
                              13.92
                              14.05
                              13.96
                              14
                              14.1
                              14.13
                              14.19
                              14.24
                              14.23
                              14.17
                              14.3
                              14.25
                              14.28
                              14.24
                              14.3
                              14.21
                              14.23
                              14.34
                              14.32
                              14.3201
                              14.43
                              14.3
                              14.33
                              14.38
                              14.5
                              14.53
                              14.62
                              14.6525
                              14.64
8/31/06                       14.63

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.63
------------------------------------
Common Share
Net Asset Value               $15.48
------------------------------------
Premium/(Discount) to NAV     -5.49%
------------------------------------
Market Yield                   5.04%
------------------------------------
Taxable-Equivalent Yield1      7.69%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $210,242
------------------------------------
Average Effective Maturity
on Securities (Years)          15.36
------------------------------------
Leverage-Adjusted Duration      8.32
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.73%         3.21%
------------------------------------
5-Year          4.07%         6.02%
------------------------------------
10-Year         5.75%         6.53%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.5%
------------------------------------
Transportation                 20.3%
------------------------------------
U.S. Guaranteed                15.5%
------------------------------------
Tax Obligation/General         10.7%
------------------------------------
Education and Civic
Organizations                  10.7%
------------------------------------
Health Care                     7.4%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           8.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0601 per share.

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              74%
AA                                6%
A                                13%
BBB                               5%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.074
Oct                            0.074
Nov                            0.074
Dec                            0.074
Jan                            0.074
Feb                            0.074
Mar                             0.07
Apr                             0.07
May                             0.07
Jun                           0.0665
Jul                           0.0665
Aug                           0.0665

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.68
                              15.74
                              15.8
                              15.62
                              15.62
                              15.65
                              15.65
                              15.57
                              15.62
                              15.57
                              15.43
                              15.5
                              15.42
                              15.43
                              15.35
                              15.28
                              15.39
                              15.18
                              15.23
                              15.27
                              15.26
                              15.35
                              15.28
                              15.23
                              15.19
                              15.14
                              15.08
                              14.97
                              14.84
                              14.63
                              14.65
                              14.55
                              14.4
                              14.41
                              14.4
                              14.48
                              14.45
                              14.43
                              14.38
                              14.49
                              14.35
                              14.4
                              14.47
                              14.51
                              14.62
                              14.57
                              14.67
                              14.6
                              14.54
                              14.32
                              14.24
                              14.25
                              14.21
                              14.31
                              14.32
                              14.3
                              14.36
                              14.41
                              14.35
                              14.43
                              14.54
                              14.5
                              14.51
                              14.55
                              14.65
                              14.67
                              14.9
                              14.9
                              14.92
                              14.95
                              15
                              14.7
                              14.77
                              14.77
                              14.7
                              14.76
                              14.64
                              14.51
                              14.53
                              14.5
                              14.63
                              14.55
                              14.79
                              15.05
                              15.05
                              15.15
                              15.29
                              15.34
                              15.35
                              15.41
                              15.53
                              15.46
                              15.45
                              15.5
                              15.35
                              15.27
                              15.39
                              15.52
                              15.7
                              15.69
                              15.76
                              15.65
                              15.7
                              15.56
                              15.58
                              15.5
                              15.46
                              15.38
                              15.47
                              15.42
                              15.43
                              15.69
                              15.54
                              15.45
                              15.51
                              15.45
                              15.45
                              15.45
                              15.37
                              15.3
                              15.24
                              15.42
                              15.36
                              15.38
                              15.48
                              15.63
                              15.43
                              15.46
                              15.5
                              15.45
                              15.43
                              15.5
                              15.45
                              15.47
                              15.43
                              15.42
                              15.28
                              15.25
                              15.2501
                              15.27
                              15.3
                              15.21
                              15.29
                              15.29
                              15.1
                              15.05
                              15.11
                              15.13
                              15.11
                              15.01
                              15.1
                              15.2
                              15.1
                              14.95
                              14.9
                              14.95
                              14.8
                              14.78
                              14.91
                              14.98
                              15
                              15.15
                              15.01
                              15.25
                              15.34
                              15.18
                              15.18
                              15.16
                              15.14
                              15.01
                              15.11
                              15.14
                              15.08
                              15.18
                              15.4
                              15.1
                              15.1899
                              15.34
                              15.27
                              15.09
                              15.12
                              15.21
                              15
                              14.92
                              14.97
                              15.1
                              15.1
                              15.02
                              15.15
                              15.24
                              15.2
                              15.2
                              15.1
                              15.2
                              15
                              14.97
                              15.07
                              14.74
                              14.56
                              14.5
                              14.56
                              14.48
                              14.35
                              14.35
                              14.25
                              14.22
                              14.26
                              14.21
                              14.27
                              14.37
                              14.57
                              14.69
                              14.63
                              14.63
                              14.67
                              14.69
                              14.61
                              14.62
                              14.55
                              14.56
                              14.37
                              14.4
                              14.55
                              14.5
                              14.61
                              14.63
                              14.51
                              14.66
                              14.79
                              14.77
                              14.89
                              14.98
                              14.92
                              15
                              15.03
                              15.06
                              14.9
                              14.95
                              15.1
                              15.1
                              14.9901
                              15.01
                              15
                              15.01
                              15
                              15.01
                              15.12
                              14.99
                              15.09
                              15.15
                              15.07
                              15.19
                              15.27
8/31/06                       15.25

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.25
------------------------------------
Common Share
Net Asset Value               $15.49
------------------------------------
Premium/(Discount) to NAV     -1.55%
------------------------------------
Market Yield                   5.23%
------------------------------------
Taxable-Equivalent Yield1      7.98%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $358,131
------------------------------------
Average Effective Maturity
on Securities (Years)          15.93
------------------------------------
Leverage-Adjusted Duration      8.57
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.63%         3.21%
------------------------------------
5-Year          5.76%         6.61%
------------------------------------
10-Year         6.55%         6.94%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.2%
------------------------------------
Tax Obligation/Limited         21.9%
------------------------------------
Tax Obligation/General         13.6%
------------------------------------
Transportation                 11.3%
------------------------------------
Utilities                       9.5%
------------------------------------
Health Care                     6.1%
------------------------------------
Other                          14.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1173 per share.

Nuveen California Quality Income Municipal Fund, Inc.
NUC

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              71%
AA                                7%
A                                11%
BBB                               8%
N/R                               3%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                            0.065
Jul                            0.065
Aug                            0.065

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.76
                              15.76
                              15.88
                              15.95
                              15.9
                              15.98
                              15.94
                              16.04
                              15.97
                              15.73
                              15.76
                              15.8
                              15.7
                              15.79
                              15.57
                              15.28
                              15.35
                              15.26
                              15.37
                              15.39
                              15.4
                              15.36
                              15.35
                              15.27
                              15.28
                              15.28
                              15.22
                              15.28
                              15.15
                              14.9
                              14.96
                              15.01
                              14.96
                              15.02
                              14.95
                              14.96
                              14.97
                              14.88
                              14.8
                              14.93
                              14.98
                              15
                              15.11
                              15.1
                              15.31
                              15.32
                              15.29
                              15.31
                              15.33
                              15.05
                              14.93
                              14.73
                              14.62
                              14.69
                              14.72
                              14.63
                              14.68
                              14.67
                              14.6
                              14.6
                              14.68
                              14.66
                              14.5801
                              14.75
                              14.7
                              14.65
                              14.72
                              14.74
                              14.71
                              14.82
                              14.8
                              14.59
                              14.569
                              14.38
                              14.46
                              14.39
                              14.46
                              14.73
                              14.58
                              14.63
                              14.5801
                              14.63
                              14.67
                              14.81
                              14.81
                              14.99
                              15.1
                              15.1899
                              15.39
                              15.46
                              15.65
                              15.61
                              15.5
                              15.42
                              15.49
                              15.6
                              15.53
                              15.56
                              15.54
                              15.6
                              15.49
                              15.37
                              15.37
                              15.31
                              15.41
                              15.42
                              15.44
                              15.38
                              15.41
                              15.44
                              15.55
                              15.55
                              15.7
                              15.55
                              15.48
                              15.51
                              15.54
                              15.6
                              15.49
                              15.41
                              15.37
                              15.4
                              15.45
                              15.58
                              15.51
                              15.54
                              15.42
                              15.49
                              15.3
                              15.35
                              15.29
                              15.36
                              15.25
                              15.29
                              15.32
                              15.32
                              15.31
                              15.36
                              15.28
                              15.26
                              15.3
                              15.23
                              15.21
                              15.24
                              15.29
                              15.35
                              15.25
                              15.43
                              15.39
                              15.39
                              15.27
                              15.1
                              15.06
                              14.95
                              14.93
                              14.74
                              14.7
                              14.79
                              14.85
                              15.15
                              15.16
                              15.05
                              15.23
                              15.06
                              15.24
                              15.18
                              15.18
                              15.23
                              15.11
                              15.09
                              15.1
                              15.13
                              15.1101
                              15.2
                              15.21
                              15.08
                              15.2
                              15.21
                              15.14
                              15.04
                              15.09
                              15.13
                              14.93
                              14.89
                              14.96
                              14.88
                              14.87
                              14.84
                              14.9099
                              14.9
                              15
                              14.99
                              14.87
                              15
                              14.88
                              14.81
                              14.85
                              14.64
                              14.53
                              14.43
                              14.38
                              14.26
                              14.23
                              14.08
                              14.07
                              14.02
                              14.04
                              14.11
                              14.1
                              14.13
                              14.17
                              14.3219
                              14.44
                              14.44
                              14.5
                              14.39
                              14.42
                              14.36
                              14.4
                              14.51
                              14.44
                              14.48
                              14.59
                              14.51
                              14.73
                              14.9
                              14.75
                              14.9
                              14.95
                              14.9825
                              15.11
                              15.06
                              15.24
                              15.19
                              15.25
                              15.27
                              15.26
                              15.18
                              15.27
                              15.1
                              15.09
                              15.03
                              15.1
                              15.14
                              15.06
                              15.02
                              15.01
                              15.01
                              15.13
                              15.09
                              15.14
                              15.17
                              15.24
8/31/06                       15.28


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.28
------------------------------------
Common Share
Net Asset Value               $15.60
------------------------------------
Premium/(Discount) to NAV     -2.05%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield1      7.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $343,096
------------------------------------
Average Effective Maturity
on Securities (Years)          15.81
------------------------------------
Leverage-Adjusted Duration      8.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.90%         2.96%
------------------------------------
5-Year          5.20%         6.07%
------------------------------------
10-Year         6.74%         6.86%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                24.8%
------------------------------------
Tax Obligation/Limited         19.9%
------------------------------------
Tax Obligation/General         14.1%
------------------------------------
Transportation                  9.5%
------------------------------------
Education and Civic
Organizations                   9.5%
------------------------------------
Utilities                       5.3%
------------------------------------
Health Care                     4.8%
------------------------------------
Other                          12.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0307 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. (the "Funds"), as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
October 13, 2006

                        Nuveen California Municipal Value Fund, Inc. (NCA)
                        Portfolio of
                                INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.3% (1.3% OF TOTAL INVESTMENTS)

$         630   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      612,587
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,744,425
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
        3,130   Total Consumer Staples                                                                                    3,357,012
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 0.8% (0.8% OF TOTAL INVESTMENTS)

          140   California Educational Facilities Authority, Revenue Bonds,          10/35 at 100.00          A3            143,748
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           95    5.000%, 11/01/21                                                    11/15 at 100.00          A2            100,616
          125    5.000%, 11/01/25                                                    11/15 at 100.00          A2            131,226

        1,500   California Statewide Community Development Authority,                12/06 at 105.00         N/R          1,582,575
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,860   Total Education and Civic Organizations                                                                   1,958,165
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 7.6% (7.7% OF TOTAL INVESTMENTS)

          825   Arcadia, California, Hospital Revenue Bonds, Methodist               11/06 at 100.00        BBB+            826,551
                 Hospital of Southern California, Series 1992, 6.500%, 11/15/12

          940   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            964,064
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        4,380   California Statewide Community Development Authority,                 3/16 at 100.00          A+          4,483,806
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,460   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          1,543,775
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        2,710   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,903,602
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          5,239,750
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

        1,440   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,481,558
                 Hospital Association, Series 1997A, 5.300%, 12/01/08

        1,730   West Contra Costa Healthcare District, California, Certificates       7/14 at 100.00         AAA          1,885,475
                 of Participation, Series 2004, 5.375%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,485   Total Health Care                                                                                        19,328,581
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.2% (5.2% OF TOTAL INVESTMENTS)

        3,350   ABAG Finance Authority for Non-Profit Corporations, California,         No Opt. Call         BBB          3,474,151
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, Series 2000B,
                 6.400%, 8/15/30 (Mandatory put 8/15/08) (Alternative
                 Minimum Tax)

        2,550   California Statewide Community Development Authority,                 7/09 at 102.00         N/R          2,659,013
                 Multifamily Housing Revenue Bonds, Harbor City Lights,
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Community Development Authority,                   No Opt. Call        BBB+          5,092,100
                 Multifamily Housing Revenue Refunding Bonds, Archstone
                 Communities Trust, Archstone Pelican Point Apartments,
                 Series 1999H, 5.300%, 6/01/29 (Mandatory put 6/01/08)

          475   Riverside County, California, Subordinate Lien Mobile Home           10/06 at 100.00         N/R            475,352
                 Park Revenue Bonds, Bravo Mobile Home Park Project,
                 Series 1999B, 6.500%, 3/20/29


                                       21

                        Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,440   San Dimas Housing Authority, California, Mobile Home Park             7/08 at 102.00         N/R     $    1,498,838
                 Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
                 Project, Series 1998A, 5.700%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
       12,815   Total Housing/Multifamily                                                                                13,199,454
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.0% (0.0% OF TOTAL INVESTMENTS)

            5   California Rural Home Mortgage Finance Authority, GNMA                  No Opt. Call         Aaa              5,199
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1993A-2, 7.950%, 12/01/24 (Alternative Minimum Tax)

           45   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA             45,809
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1997D, 6.700%, 5/01/29 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
           50   Total Housing/Single Family                                                                                  51,008
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.7% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Municipal Finance Authority, Solid Waste Disposal            No Opt. Call         BBB            995,070
                 Revenue Bonds, Waste Management Inc., Series 2004,
                 4.100%, 9/01/14 (Mandatory put 9/01/09) (Alternative
                 Minimum Tax)

        1,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,030,500
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Industrials                                                                                         2,025,570
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.5% (4.5% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City,
                Series 2004:
        1,850    5.400%, 8/15/24                                                      8/14 at 100.00           A          1,961,925
        2,130    5.600%, 8/15/34                                                      8/14 at 100.00           A          2,269,792

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,      10/07 at 102.00         BB+          2,752,722
                 Certificates of Participation, American Baptist Homes of
                 the West, Series 1997A, 5.750%, 10/01/17

        2,830   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          2,896,420
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        1,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          1,557,150
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
       11,030   Total Long-Term Care                                                                                     11,438,009
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.9% (11.1% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/20                                                      2/14 at 100.00          A+            527,365
        5,200    5.000%, 2/01/21                                                      2/14 at 100.00          A+          5,471,024
        2,850    5.250%, 4/01/34                                                      4/14 at 100.00          A+          3,025,418

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,063,040
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        3,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          3,383,616
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

        1,500   Los Angeles Unified School District, California, General              7/16 at 100.00         AAA          1,601,385
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 -
                 FGIC Insured

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,911,568
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          2,308,180
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          270   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            285,814
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, California, General                7/14 at 100.00         AAA          5,252,450
                 Obligation Bonds, Series 2004F, 5.000%, 7/01/29 -
                 FSA Insured

        1,500   San Ramon Valley Unified School District, Contra Costa County,        8/13 at 100.00         AAA          1,582,665
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured


                                       22

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,460   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA     $    1,550,184
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,325   Total Tax Obligation/General                                                                             27,962,709
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 27.9% (28.3% OF TOTAL INVESTMENTS)

                Bell Community Redevelopment Agency, California, Tax
                Allocation Bonds, Bell Project Area, Series 2003:
        3,000    5.500%, 10/01/23 - RAAI Insured                                     10/13 at 100.00          AA          3,224,340
        1,000    5.625%, 10/01/33 - RAAI Insured                                     10/13 at 100.00          AA          1,077,920

                Burbank Redevelopment Agency, California, Tax Allocation
                Bonds, Golden State Redevelopment Project, Series 2003:
        1,700    5.625%, 12/01/28 - FGIC Insured                                     12/13 at 100.00         AAA          1,870,017
        5,010    5.750%, 12/01/33 - FGIC Insured                                     12/13 at 100.00         AAA          5,546,770

        2,400   Calexico Community Redevelopment Agency, California,                  8/13 at 102.00         AAA          2,522,352
                 Tax Allocation Bonds, Merged Central Business and Residential
                 District Project, Series 2003C, 5.000%, 8/01/28 - AMBAC Insured

        1,790   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          1,940,575
                 5.000%, 7/01/15

          340   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            360,342
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        2,800   Commerce Community Development Commission, California,                8/07 at 102.00         N/R          2,898,252
                 Subordinate Lien Tax Allocation Refunding Bonds,
                 Redevelopment Project 1, Series 1997B, 6.000%, 8/01/21

        1,695   Duarte Redevelopment Agency, California, Tax Allocation               9/07 at 102.00         N/R          1,760,868
                 Refunding Bonds, Amended Davis Addition Project Area,
                 Series 1997A, 6.700%, 9/01/14

          260   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            276,760
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          160    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            161,442
          375    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            379,095

        2,500   Kern County Board of Education, California, Certificates of           6/16 at 100.00         AAA          2,624,800
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

          615   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            639,305
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,750   Los Angeles County Schools, California, Certificates of               9/13 at 100.00         AAA          2,867,838
                 Participation, Pooled Financing Program, Regionalized Business
                 Services Corporation, Series 2003A, 5.000%, 9/01/28 -
                 FSA Insured

        3,665   Milpitas, California, Local Improvement District 20 Limited           9/06 at 103.00         N/R          3,795,437
                 Obligation Bonds, Series 1998A, 5.650%, 9/02/13

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,045    5.250%, 9/01/22 - AMBAC Insured                                      9/14 at 100.00         AAA          1,130,335
        1,145    5.250%, 9/01/23 - AMBAC Insured                                      9/14 at 100.00         AAA          1,236,062
        1,255    5.250%, 9/01/24 - AMBAC Insured                                      9/14 at 100.00         AAA          1,352,150

          420   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA            462,176
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,532,079
                 California, Special Tax Bonds, Community Facilities
                 District 90-1, Series 1999, 5.800%, 8/01/29 - FSA Insured

          290   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            301,615
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        5,000   Riverside County Redevelopment Agency, California, Tax               10/14 at 100.00         AAA          5,172,800
                 Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 -
                 XLCA Insured

          360   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            375,692
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured


                                       23

                        Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,130   San Francisco Redevelopment Agency, California, Lease Revenue         7/11 at 102.00         AAA     $    3,366,565
                 Bonds, Moscone Convention Center, Series 2004,
                 5.250%, 7/01/23 - AMBAC Insured

        2,750   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,894,128
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00           A          1,728,050
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Simi Valley, California, Certificates of Participation,               9/14 at 100.00         AAA          1,050,760
                 Series 2004, 5.000%, 9/01/24 - AMBAC Insured

        1,925   Travis Unified School District, Solano County, California,            9/16 at 100.00         Aaa          2,031,183
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

        3,845   Ventura County Superintendent of Schools, California,                12/11 at 100.00         AAA          3,976,422
                 Certificates Participation, Series 2003, 5.000%, 12/01/27 -
                 AMBAC Insured

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          3,283,980
                 Loan Note, Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special           9/06 at 101.00         N/R          2,594,801
                 Tax Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
       67,495   Total Tax Obligation/Limited                                                                             71,434,911
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.6% (3.6% OF TOTAL INVESTMENTS)

        2,500   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          2,637,175
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        5,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,950,550
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,              7/10 at 101.00         AAA          1,328,988
                 5.500%, 7/01/30 - FSA Insured

          240   Palm Springs Financing Authority, California, Palm Springs            7/14 at 102.00         N/R            243,998
                 International Airport Revenue Bonds, Series 2006,
                 5.550%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,490   Total Transportation                                                                                      9,160,711
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.6% (28.0% OF TOTAL INVESTMENTS) (4)

        2,400   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00     N/R (4)          2,601,072
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

        4,500   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          4,901,175
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        3,115   California Educational Facilities Authority, Revenue Bonds,           6/10 at 101.00    Baa3 (4)          3,470,577
                 Pooled College and University Projects, Series 2000C,
                 6.750%, 6/01/30 (ETM)

       12,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)         13,066,199
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        4,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          4,308,800
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 (Pre-refunded 11/01/09) - MBIA Insured

        6,260   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          6,772,443
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          2,809,804
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)


                                       24

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
$       3,800    5.500%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA     $    4,201,432
        3,000    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          3,339,120

        2,500   Los Angeles Community Redevelopment Agency, California,               1/07 at 100.00     BBB (4)          2,566,850
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

        4,188   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00         AAA          4,477,977
                 Certificates of Participation, Electric System Project,
                 Series 2000, 7.450%, 3/01/18 (Pre-refunded 3/01/08)

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities                   No Opt. Call         AAA          5,524,511
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1988A, 0.000%, 3/01/17 (ETM)

        3,300   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          3,597,396
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                 7/01/12)

       20,415   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA          9,024,450
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative
                 Minimum Tax) (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       80,108   Total U.S. Guaranteed                                                                                    70,661,806
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.0% (3.1% OF TOTAL INVESTMENTS)

        2,740   California Statewide Community Development Authority,                12/06 at 101.00         N/R          2,757,043
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            531,485
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          605   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            638,457
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,470   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          3,782,612
                 Environmental Control Facilities Financing Authority,
                 Co-Generation Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,315   Total Utilities                                                                                           7,709,597
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 5.4% (5.5% OF TOTAL INVESTMENTS)

        1,500   California Department of Water Resources, Water System                6/15 at 100.00         AAA          1,600,035
                 Revenue Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 - FSA Insured

          410   Healdsburg Public Financing Authority, California,                    4/16 at 100.00         AAA            430,525
                 Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                 MBIA Insured

          500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA            527,750
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        5,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          5,326,050
                 of Participation, Series 2003, 5.250%, 2/01/27 - FGIC Insured

          625   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            661,800
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured


                                       25

                        Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,580   San Diego County Water Authority, California, Water Revenue           5/12 at 101.00         AAA      $   1,652,285
                 Refunding Certificates of Participation, Series 2002A,
                 5.000%, 5/01/26 - MBIA Insured

        3,500   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+          3,654,455
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
       13,115   Total Water and Sewer                                                                                    13,852,900
------------------------------------------------------------------------------------------------------------------------------------
$     253,218   Total Investments (cost $235,376,319) - 98.5%                                                           252,140,433
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,728,032
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 255,868,465
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:
                                       RATE             RATE     FIXED RATE    FLOATING RATE                              UNREALIZED
                 NOTIONAL              PAID         RECEIVED        PAYMENT          PAYMENT   EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT   BY THE FUND (5)  BY THE FUND (5)      FREQUENCY        FREQUENCY    DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $3,800,000 3 Month USD-LIBOR           5.869%  Semi-Annually        Quarterly     7/27/07     7/27/34        $232,056
Morgan Stanley  9,500,000 3 Month USD-LIBOR           5.816%  Semi-Annually        Quarterly     7/27/07     7/27/29         467,571
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $699,627
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                        Portfolio of
                            INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)

$         750   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      729,270
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,387,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
        3,750   Total Consumer Staples                                                                                    4,116,330
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.3% (4.2% OF TOTAL INVESTMENTS)

          160   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            164,283
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          110    5.000%, 11/01/21                                                    11/15 at 100.00          A2            116,503
          150    5.000%, 11/01/25                                                    11/15 at 100.00          A2            157,471

        4,730   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          5,032,436
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/21

        4,730   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          5,029,835
                 Series 2002A, 5.000%, 11/01/19 - AMBAC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          2,157,300
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,880   Total Education and Civic Organizations                                                                  12,657,828
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.2% (8.1% OF TOTAL INVESTMENTS)

        2,475   California Health Facilities Financing Authority, Insured Health     11/06 at 100.00          A+          2,478,811
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

        1,125   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          1,153,800
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        5,500   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,654,935
                 Certificates of Participation Refunding, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

        5,220   California Statewide Community Development Authority,                 3/16 at 100.00          A+          5,343,714
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,755   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,855,702
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,355   California Statewide Community Development Authority,                   No Opt. Call         AAA          1,451,801
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        1,980    5.250%, 2/01/13                                                      2/07 at 100.00        Baa2          1,981,346
        4,560    5.000%, 2/01/23                                                      2/07 at 100.00        Baa2          4,560,593

------------------------------------------------------------------------------------------------------------------------------------
       23,970   Total Health Care                                                                                        24,480,702
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.7% (3.1% OF TOTAL INVESTMENTS)

        3,750   California Statewide Community Development Authority,                   No Opt. Call         BBB          3,799,200
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        1,500   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,580,685
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        3,915   Los Angeles, California, GNMA Collateralized Multifamily              3/07 at 102.00         AAA          4,015,694
                 Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,165   Total Housing/Multifamily                                                                                 9,395,579
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.5% (0.4% OF TOTAL INVESTMENTS)

$       1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB     $    1,288,125
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.1% (14.7% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00         AAA          2,155,960
                 5.250%, 2/01/22 - CIFG Insured

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/23                                                      2/14 at 100.00          A+            523,460
        3,950    5.200%, 4/01/26                                                      4/14 at 100.00          A+          4,214,966
        3,400    5.250%, 4/01/34                                                      4/14 at 100.00          A+          3,609,270

        3,435   California, General Obligation Veterans Welfare Bonds,               12/06 at 100.00         AA-          3,448,912
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

        3,550   Centinela Valley Union High School District, Los Angeles                No Opt. Call         AAA          3,985,798
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        1,000   Los Angeles Unified School District, California, General              7/14 at 100.00         AAA          1,072,890
                 Obligation Bonds, Series 2004A-2, 5.000%, 7/01/20 -
                 FGIC Insured

        1,400   Los Rios Community College District, Sacramento, El Dorado            8/14 at 102.00         AAA          1,495,298
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/24 - FSA Insured

        4,765   North Orange County Community College District, California,             No Opt. Call         AAA          1,840,481
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          3,034,277
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured

        6,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          6,725,100
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
           15    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA             16,314
           20    5.250%, 8/01/26 - MBIA Insured                                       8/14 at 100.00         AAA             21,752

          325   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            344,035
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        4,000   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          4,383,200
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/22 - FSA Insured

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00         AAA          3,209,550
                 County, California, General Obligation Bonds, Series 2000B,
                 5.600%, 9/01/24 - FGIC Insured

        2,200   Santa Maria Joint Union High School District, Santa Barbara             No Opt. Call         Aaa          2,614,986
                 and San Luis Obispo Counties, California, General Obligation
                 Bonds, Series 2003B, 5.625%, 8/01/24 - FSA Insured

        1,440   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,549,800
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,575   Total Tax Obligation/General                                                                             44,246,049
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 24.7% (16.4% OF TOTAL INVESTMENTS)

        5,045   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          5,366,417
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        1,575   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          1,734,280
                 Department of General Services, Series 2003D,
                 5.500%, 6/01/20

        3,010   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          3,335,833
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        2,195   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          2,379,643
                 5.000%, 7/01/15

          400   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            423,932
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00         AAA          2,634,600
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

        1,045   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,120,167
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured


                                       28

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Hesperia Community Redevelopment Agency, California,
                Tax Allocation Bonds, Series 2005A:
$         310    5.000%, 9/01/20 - XLCA Insured                                       9/15 at 100.00         AAA     $      329,983
        1,750    5.000%, 9/01/25 - XLCA Insured                                       9/15 at 100.00         AAA          1,841,298

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          195    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            196,757
          450    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            454,914

          730   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            758,850
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,395   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,470,288
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/22 - FSA Insured

        2,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,208,120
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,052,770
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          350   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            364,018
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,500   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA          1,557,060
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/37 - XLCA Insured

          435   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            453,962
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          1,120,600
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        5,000   San Marcos Public Facilities Authority, California, Tax Allocation    8/15 at 100.00         AAA          5,198,550
                 Bonds, Project Areas 2 and 3, Series 2005C,
                 5.000%, 8/01/35 - AMBAC Insured

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
        4,450    5.000%, 6/01/19 - MBIA Insured                                       6/13 at 100.00         AAA          4,702,894
        2,695    5.000%, 6/01/20 - MBIA Insured                                       6/13 at 100.00         AAA          2,839,021
        1,500    6/01/21 - MBIA Insured                                               6/13 at 100.00         AAA          1,576,545

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        2,000    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA          2,104,300
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          4,218,801
------------------------------------------------------------------------------------------------------------------------------------
       46,545   Total Tax Obligation/Limited                                                                             49,443,603
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 26.5% (17.6% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          1,508,464
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,831,020
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00          AA          2,931,608
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00          AA         12,711,364

        2,500   Orange County, California, Airport Revenue Refunding Bonds,           7/13 at 100.00         AAA          2,661,900
                 John Wayne Airport, Series 2003, 5.000%, 7/01/17 -
                 FSA Insured

        8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,047,610
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,512,588
                 5.250%, 11/01/20 - FGIC Insured

       14,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         14,837,200
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.500%, 5/01/24 - FSA Insured (Alternative
                 Minimum Tax)

        2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          2,066,620
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.000%, 5/01/23 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       51,005   Total Transportation                                                                                     53,108,374
------------------------------------------------------------------------------------------------------------------------------------

                                       29

                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                          Portfolio of INVESTMENTS August 31, 2006

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.5% (16.2% OF TOTAL INVESTMENTS) (4)

$       2,680   California County Tobacco Securitization Agency, Tobacco              6/10 at 100.00     N/R (4)     $    2,756,862
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        5,250   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          5,718,038
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                 5/01/12)

        3,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)          3,266,550
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        5,360   California Infrastructure Economic Development Bank,                    No Opt. Call         AAA          5,959,409
                 First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/23 - FSA Insured (ETM)

          645   California Statewide Community Development Authority,                 8/08 at 102.00         AAA            675,760
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/08) - AMBAC Insured

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          5,442,720
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

        3,750   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          4,146,150
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,654,850
                 General Obligation Bonds, Series 1997A, 5.500%, 5/01/22
                 (Pre-refunded 11/01/08) - FGIC Insured

        1,530   Long Beach Community College District, California, General            5/13 at 100.00         AAA          1,656,347
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/18
                 (Pre-refunded 5/01/13) - MBIA Insured

        8,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          8,546,640
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          4,360,480
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                 7/01/12)

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
        1,470    5.250%, 8/01/25 (Pre-refunded 8/01/14) - MBIA Insured                8/14 at 100.00         AAA          1,630,612
        1,960    5.250%, 8/01/26 (Pre-refunded 8/01/14) - MBIA Insured                8/14 at 100.00         AAA          2,174,150

------------------------------------------------------------------------------------------------------------------------------------
       44,145   Total U.S. Guaranteed                                                                                    48,988,568
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.9% (6.5% OF TOTAL INVESTMENTS)

        4,715   California Statewide Community Development Authority,                12/06 at 101.00         N/R          4,744,327
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          725   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            770,653
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA            526,410
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

          715   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            754,540
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call         Aaa         11,337,623
                 Management System Revenue Refunding Bonds, Series 1997,
                 5.250%, 12/01/13 - AMBAC Insured (Alternative Minimum Tax)

        1,000   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          1,085,580
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 -
                 FGIC Insured

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA            535,280
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,605   Total Utilities                                                                                          19,754,413
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.1% (11.4% OF TOTAL INVESTMENTS)

        2,500   California Department of Water Resources, Water System                6/13 at 100.00         AAA          2,727,575
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/16 - FGIC Insured

        1,000   California Statewide Community Development Authority,                10/13 at 100.00         AAA          1,071,630
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2003A, 5.250%, 10/01/23 - FSA Insured

        2,500   El Centro Financing Authority, California, Water Revenue             10/16 at 100.00         AAA          2,553,175
                 Bonds, Series 2006A, 4.750%, 10/01/31 - FSA Insured


                                       30

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         490   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA     $      514,529
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,770   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          5,194,101
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        2,500   Pajaro Valley Water Management Agency, California, Revenue            3/09 at 101.00         AAA          2,637,975
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29 -
                 AMBAC Insured

        5,985   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00          AA          6,429,626
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

          750   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            791,708
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        4,000   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          4,663,280
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA          4,990,222
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured (5)

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA          1,784,116
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured

          945   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+            986,702
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43

------------------------------------------------------------------------------------------------------------------------------------
       31,725   Total Water and Sewer                                                                                    34,344,639
------------------------------------------------------------------------------------------------------------------------------------
$     285,615   Total Investments (cost $284,153,070) - 150.6%                                                          301,824,210
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      4,535,057
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 200,359,267
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:
                                         RATE               RATE    FIXED RATE  FLOATING RATE                             UNREALIZED
                 NOTIONAL                PAID           RECEIVED       PAYMENT        PAYMENT  EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT     BY THE FUND (6)    BY THE FUND (6)     FREQUENCY      FREQUENCY   DATE (7)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $25,300,000             5.630%  3 Month USD-LIBOR Semi-Annually      Quarterly     7/27/07    7/27/10      $(370,327)
JPMorgan         5,800,000  3 Month USD-LIBOR             5.869% Semi-Annually      Quarterly     7/27/07    7/27/34        354,191
Morgan Stanley  14,600,000  3 Month USD-LIBOR             5.816% Semi-Annually      Quarterly     7/27/07    7/27/29        718,581
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $ 702,445
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    (6) Represents the annualized rate paid or received by the Fund.

                    (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                        Portfolio of
                           INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)

$         480   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      466,733
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,195,540
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
        2,480   Total Consumer Staples                                                                                    2,662,273
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.6% (5.0% OF TOTAL INVESTMENTS)

          100   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            102,677
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           70    5.000%, 11/01/21                                                    11/15 at 100.00          A2             74,138
           95    5.000%, 11/01/25                                                    11/15 at 100.00          A2             99,732

        1,000   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,046,820
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        1,530   University of California, Certificates of Participation,              1/10 at 101.00         Aa2          1,598,299
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/20

        6,580   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          6,818,788
                 Projects, Series 2000K, 5.000%, 9/01/13
------------------------------------------------------------------------------------------------------------------------------------
        9,375   Total Education and Civic Organizations                                                                   9,740,454
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.9% (7.9% OF TOTAL INVESTMENTS)

          725   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            743,560
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        3,200   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          3,388,128
                 Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        3,340   California Statewide Community Development Authority,                 3/16 at 100.00          A+          3,419,158
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,135   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,200,126
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

          675   California Statewide Community Development Authority,                   No Opt. Call         AAA            723,222
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,795   Central California Joint Powers Health Finance Authority,             2/07 at 100.00        Baa2          5,795,753
                 Certificates of Participation, Community Hospitals of Central
                 California, Series 1993, 5.000%, 2/01/23
------------------------------------------------------------------------------------------------------------------------------------
       14,870   Total Health Care                                                                                        15,269,947
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,550   San Bernardino County Housing Authority, California,                    No Opt. Call          A-          1,593,834
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis Apartments,
                 Series 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.7% (0.4% OF TOTAL INVESTMENTS)

          750   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            772,875
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.7% (15.0% OF TOTAL INVESTMENTS)

        4,125   Alameda Unified School District, Alameda County, California,            No Opt. Call         AAA          1,761,210
                 General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 -
                 FSA Insured

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,081,700
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,077,980


                                       32

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Bonds, Series 2004:
$       1,000    5.125%, 2/01/27                                                      2/14 at 100.00          A+     $    1,056,110
        2,100    5.250%, 4/01/34                                                      4/14 at 100.00          A+          2,229,255

        1,350   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          1,423,940
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured

        3,230   Fullerton Joint Union High School District, Orange County,            8/15 at 100.00         Aaa          3,419,181
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/27 - FGIC Insured

        2,150   Los Rios Community College District, Sacramento, El Dorado            8/14 at 102.00         AAA          2,296,351
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/24 - FSA Insured

        4,100   Monrovia Unified School District, Los Angeles County,                   No Opt. Call         AAA          1,583,625
                 California, General Obligation Bonds, Series 2001B,
                 0.000%, 8/01/27 - FGIC Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,699,325
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        1,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          1,139,990
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           25   Riverside Community College District, California, General             8/14 at 100.00         AAA             27,190
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24 -
                 MBIA Insured

          210   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            222,300
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA          5,264,100
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/21 - MBIA Insured

        4,970   San Rafael City High School District, Marin County,                     No Opt. Call         AAA          1,919,663
                 California, General Obligation Bonds, Series 2004B,
                 0.000%, 8/01/27 - FGIC Insured

        4,175   Southwestern Community College District, San Diego County,              No Opt. Call         AAA          1,782,558
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,935   Total Tax Obligation/General                                                                             28,984,478
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 34.3% (22.6% OF TOTAL INVESTMENTS)

        2,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          2,216,500
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        1,420   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          1,539,450
                 Series 2004A, 5.000%, 7/01/15

          260   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            275,556
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,035   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,109,448
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

          195   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            207,570
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          125    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            126,126
          290    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            293,167

          470   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            488,574
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,065   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA          1,088,803
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/19

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,375    5.250%, 9/01/25 - AMBAC Insured                                      9/14 at 100.00         AAA          1,478,524
        1,500    5.250%, 9/01/26 - AMBAC Insured                                      9/14 at 100.00         AAA          1,608,720

        2,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          2,074,380
                 Master Plan Financing, Series 2001, 5.000%, 8/01/21 -
                 MBIA Insured

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         14,767,865
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,027,600
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

                                       33

                        Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,065   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA     $    1,138,027
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/22 - MBIA Insured

          225   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            234,011
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          280   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            292,205
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,831,475
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     2/07 at 101.00         AAA          2,280,797
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          1,262,892
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        7,000   Union City Community Redevelopment Agency, California,               10/09 at 101.00         AAA          7,468,370
                 Tax Allocation Revenue Bonds, Redevelopment Project,
                 Series 1999, 5.750%, 10/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       38,160   Total Tax Obligation/Limited                                                                             43,810,060
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 22.0% (14.5% OF TOTAL INVESTMENTS)

        4,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          3,588,320
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00          AA          9,094,405
                 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          5,555,550
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2000, Issue 25:
        2,515    5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)              5/10 at 101.00         AAA          2,665,397
        3,100    5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)              5/10 at 101.00         AAA          3,320,348

        1,250   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA          1,306,162
                 San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured

        2,465   San Francisco Airports Commission, California, Special Facilities     1/08 at 102.00         AAA          2,590,025
                 Lease Revenue Bonds, San Francisco International Airport,
                 SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 - FSA
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       27,080   Total Transportation                                                                                     28,120,207
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 19.8% (13.1% OF TOTAL INVESTMENTS) (4)

        1,315   Antelope Valley Community College District, Los Angeles               8/15 at 100.00         AAA          1,442,226
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/29 (Pre-refunded 8/01/15) - MBIA Insured

        1,690   California County Tobacco Securitization Agency, Tobacco              6/10 at 100.00     N/R (4)          1,738,469
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        3,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          3,267,450
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

          400   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)            435,540
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

          325   California Statewide Community Development Authority,                 8/08 at 102.00         AAA            340,499
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/08) - AMBAC Insured

        4,950   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          5,355,207
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        5,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          5,341,650
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        4,000   Pomona, California, GNMA/FHLMC Collateralized Single                    No Opt. Call         AAA          5,275,000
                 Family Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23 (ETM)

        1,875   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,079,863
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       22,555   Total U.S. Guaranteed                                                                                    25,275,904
------------------------------------------------------------------------------------------------------------------------------------


                                       34

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.5% (3.0% OF TOTAL INVESTMENTS)

$       1,500   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA     $    1,576,320
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

        3,155   California Statewide Community Development Authority,                12/06 at 101.00         N/R          3,174,624
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            531,485
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          455   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            480,162
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,610   Total Utilities                                                                                           5,762,591
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 24.7% (16.3% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System               12/11 at 100.00          AA          3,620,376
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,030   California Department of Water Resources, Water System                  No Opt. Call         AAA          1,183,614
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured

        1,390   California Department of Water Resources, Water System                6/15 at 100.00         AAA          1,482,699
                 Revenue Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 - FSA Insured

        2,500   El Centro Financing Authority, California, Water Revenue             10/16 at 100.00         AAA          2,553,175
                 Bonds, Series 2006A, 4.750%, 10/01/31 - FSA Insured

          315   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            330,769
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        5,000   Orange County Water District, California, Revenue Certificates        8/13 at 100.00         AAA          5,184,950
                 of Participation, Series 2003B, 5.000%, 8/15/34 -
                 MBIA Insured

        3,500   Placerville Public Financing Authority, California, Wastewater        9/16 at 100.00         AAA          3,669,015
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

          500   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            529,440
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        2,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA          2,169,260
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA         10,883,800
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
       29,565   Total Water and Sewer                                                                                    31,607,098
------------------------------------------------------------------------------------------------------------------------------------
$     189,930   Total Investments (cost $179,724,723) - 151.5%                                                          193,599,721
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      2,192,219
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 127,791,940
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                        Portfolio of
                           INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8% (2.5% OF TOTAL INVESTMENTS)

                California County Tobacco Securitization Agency, Tobacco
                Settlement Asset-Backed Bonds, Sonoma
                County Tobacco Securitization Corporation, Series 2005:
$         790    4.250%, 6/01/21                                                      6/15 at 100.00         BBB     $      768,164
        3,500    5.250%, 6/01/45                                                      6/15 at 100.00         BBB          3,551,205

        3,500   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          3,604,300
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.375%, 6/01/38

------------------------------------------------------------------------------------------------------------------------------------
        7,790   Total Consumer Staples                                                                                    7,923,669
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (10.7% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Bonds,
                Chapman University, Series 1996:
        1,675    5.130%, 10/1/26                                                     10/06 at 102.00         Aaa          1,710,677
          575    5.130%, 10/1/26                                                     10/06 at 102.00         Aaa            587,138

        2,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          2,115,860
                 Occidental College, Series 2005A, 5.000%, 10/01/27 -
                 MBIA Insured

          170   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            174,551
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          120    5.000%, 11/01/21                                                    11/15 at 100.00          A2            127,094
          160    5.000%, 11/01/25                                                    11/15 at 100.00          A2            167,970
        2,070    5.750%, 11/1/30                                                     11/10 at 100.00         Aaa          2,252,533
          930    5.750%, 11/1/30                                                     11/10 at 100.00         Aaa            998,485

        6,000   California State Public Works Board, Lease Revenue Bonds,            10/07 at 102.00          A2          6,193,860
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        2,500   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          2,642,600
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2003A:
        9,270    5.125%, 5/15/16 - AMBAC Insured                                      5/13 at 100.00         AAA         10,029,862
        3,000    5.125%, 5/15/17 - AMBAC Insured                                      5/13 at 100.00         AAA          3,235,950
        1,060    5.000%, 5/15/24 - AMBAC Insured                                      5/13 at 100.00         AAA          1,116,138

        2,540   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          2,643,200
                 Series 2001E, 5.000%, 9/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,070   Total Education and Civic Organizations                                                                  33,995,918
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.1% (7.4% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Revenue             7/14 at 100.00          A-          3,168,240
                 Bonds, Catholic Healthcare West, Series 2004G,
                 5.250%, 7/01/23

        1,190   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,220,464
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        5,515   California Statewide Community Development Authority,                 3/16 at 100.00          A+          5,645,706
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,840   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,945,579
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        2,145   California Statewide Community Development Authority,                   No Opt. Call          A+          2,186,806
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)


                                       36

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
$       1,390    5.250%, 2/01/13                                                      2/07 at 100.00        Baa2     $    1,390,945
        6,820    5.500%, 2/01/15                                                      2/07 at 100.00        Baa2          6,825,729

        1,000   Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102.00        BBB+          1,036,830
                 Dameron Hospital Association, Series 1997A, 5.700%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
       22,900   Total Health Care                                                                                        23,420,299
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.5% (1.7% OF TOTAL INVESTMENTS)

        3,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          3,039,360
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,199,560
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Housing/Multifamily                                                                                 5,238,920
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,288,125
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,780   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          2,845,247
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.1% (10.7% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/20    8/13 at 100.00          A+          2,156,580

                California, General Obligation Bonds, Series 2004:
        1,000    5.000%, 2/01/21                                                      2/14 at 100.00          A+          1,052,120
        3,150    5.250%, 4/01/34                                                      4/14 at 100.00          A+          3,343,883

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00         AAA          2,572,014
                 California, General Obligation Refunding Bonds, Series 1997D,
                 5.800%, 5/01/17 - FGIC Insured

        3,000   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          3,716,760
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,605,956
                 Series 2001A, 5.000%, 9/01/21

        2,285   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,485,189
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured

        3,250   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          3,750,793
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

           20   Riverside Community College District, California, General             8/14 at 100.00         AAA             21,795
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21 -
                 MBIA Insured

          345   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            365,207
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          3,835,300
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,005   Total Tax Obligation/General                                                                             33,905,597
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 32.4% (21.5% OF TOTAL INVESTMENTS)

        3,135   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,396,647
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/15 - AMBAC Insured

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          3,321,360
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        3,000   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          3,170,580
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured

        2,350   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          2,547,682
                 5.000%, 7/01/15


                                       37

                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         425   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA     $      450,428
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,595   Fontana Public Financing Authority, California, Tax Allocation        9/11 at 101.00         AAA          1,710,334
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2003A, 5.375%, 9/01/25 - AMBAC Insured

        1,770   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,867,633
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/26 - XLCA Insured

                Hesperia Community Redevelopment Agency, California,
                Tax Allocation Bonds, Series 2005A:
          325    5.000%, 9/01/20 - XLCA Insured                                       9/15 at 100.00         AAA            345,950
        3,840    5.000%, 9/01/35 - XLCA Insured                                       9/15 at 100.00         AAA          3,987,994

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          205    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            206,847
          470    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            475,132

          770   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            800,430
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        6,500   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          6,972,225
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10) -
                 FGIC Insured

        1,250   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          1,322,475
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/25 - MBIA Insured

        4,130   Manteca Unified School District, San Joaquin County,                  9/11 at 101.00         AAA          4,357,439
                 California, Special Tax Bonds, Community Facilities
                 District 89-2, Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        3,890   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,130,285
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          4,877,460
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,731,506
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        1,500   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,562,070
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,052,770
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          370   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            384,818
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          460   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            480,051
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        4,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          4,530,360
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,000   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,153,220
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        3,535   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          3,720,269
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,840   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA          2,971,293
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 -
                 MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California,                   9/10 at 102.00         AAA          5,590,043
                 Subordinate Lien Tax Allocation Bonds, Live Oak and Soquel
                 Community Improvement Projects, Series 2000,
                 5.250%, 9/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       62,895   Total Tax Obligation/Limited                                                                             68,117,301
------------------------------------------------------------------------------------------------------------------------------------


                                       38

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 30.7% (20.3% OF TOTAL INVESTMENTS)

$      13,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00         AAA     $   13,383,240
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

                Bay Area Toll Authority, California, Revenue Bonds, San
                Francisco Bay Area Toll Bridge, Series 2001D:
        3,875    5.000%, 4/01/12                                                      4/11 at 100.00          AA          4,107,268
        2,605    5.000%, 4/01/16                                                      4/11 at 100.00          AA          2,752,677

        2,080   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          2,194,130
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,831,020
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00          AA         10,602,952
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,523,800
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       15,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         16,066,200
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       62,040   Total Transportation                                                                                     64,461,287
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 23.3% (15.5% OF TOTAL INVESTMENTS) (4)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,600    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          3,966,804
        6,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          6,534,900

        1,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)          1,088,850
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        2,110   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          2,200,962
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/12 (ETM)

       11,300   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         12,225,018
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        2,250   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          2,504,340
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded 6/01/13)

        2,500   Los Angeles Community Redevelopment Agency, California,               1/07 at 100.00     BBB (4)          2,566,850
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

        8,005   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,586,563
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,745   Northridge Water District, California, Revenue Certificates           2/11 at 101.00         AAA          2,964,875
                 of Participation, Series 2001, 5.250%, 2/01/21
                 (Pre-refunded 2/01/11) - AMBAC Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          4,360,480
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

          815   Riverside Community College District, California, General             8/14 at 100.00         AAA            904,047
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21
                 (Pre-refunded 8/01/14) - MBIA Insured

        1,000   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          1,097,020
                 Tobacco Settlement Asset-Backed Bonds, San Diego
                 County Tobacco Asset Securitization Corporation, Senior
                 Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       45,325   Total U.S. Guaranteed                                                                                    49,000,709
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.9% (3.2% OF TOTAL INVESTMENTS)

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,322,800
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/20 - FSA Insured

          700   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            744,079
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          740   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            780,922
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured


                                       39

                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,210   Turlock Irrigation District, California, Electric Revenue             1/13 at 100.00         AAA     $    3,439,772
                 Bonds, Series 2003A, 5.000%, 1/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,650   Total Utilities                                                                                          10,287,573
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.8% (5.2% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System               12/11 at 100.00          AA          3,630,333
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

          520   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            546,031
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,500   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          1,637,595
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 -
                 MBIA Insured

        3,015   Oxnard Financing Authority, California, Wastewater Revenue            6/13 at 100.00         AAA          3,227,527
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

          870   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            918,381
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                San Elijo Joint Powers Authority, San Diego County, California,
                Revenue Refunding Bonds, San Elijo Wastewater Facilities, Series
                2003:
        1,245    5.000%, 3/01/16 - FSA Insured                                        3/12 at 101.00         AAA          1,338,151
        1,310    5.000%, 3/01/17 - FSA Insured                                        3/12 at 101.00         AAA          1,398,346

        3,430   Westlands Water District, California, Revenue Certificates            9/12 at 101.00         AAA          3,691,160
                 of Participation, Series 2002, 5.250%, 9/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       15,220   Total Water and Sewer                                                                                    16,387,524
------------------------------------------------------------------------------------------------------------------------------------
$     297,925   Total Investments (cost $298,288,987) - 150.7%                                                          316,872,169
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      5,370,291
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  210,242,460
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:
                                        RATE              RATE      FIXED RATE  FLOATING RATE                             UNREALIZED
                 NOTIONAL               PAID          RECEIVED         PAYMENT        PAYMENT  EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT    BY THE FUND (5)   BY THE FUND (5)       FREQUENCY      FREQUENCY    DATE (6)        DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs $15,000,000             5.681% 3 Month USD-LIBOR   Semi-Annually      Quarterly     7/27/07     7/27/12     $(325,719)
JPMorgan       27,000,000             5.630% 3 Month USD-LIBOR   Semi-Annually      Quarterly     7/27/07     7/27/10      (395,211)
JPMorgan        7,600,000  3 Month USD-LIBOR            5.869%   Semi-Annually      Quarterly     7/27/07     7/27/34       464,113
Morgan Stanley  6,100,000  3 Month USD-LIBOR            5.811%   Semi-Annually      Quarterly     7/27/07     7/27/24       268,812
Morgan Stanley 13,900,000  3 Month USD-LIBOR            5.816%   Semi-Annually      Quarterly     7/27/07     7/27/29       684,129
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $ 696,124
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                        Portfolio of
                           INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.2% (3.5% OF TOTAL INVESTMENTS)

$       1,355   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,317,548
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,750,569
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewerage           12/06 at 101.00          A+          9,279,747
                 and Solid Waste Disposal Facilities Revenue Bonds,
                 Anheuser-Busch Companies Inc., Series 1996,
                 5.750%, 12/01/30 (Alternative Minimum Tax)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,387,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
       18,130   Total Consumer Staples                                                                                   18,734,924
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.7% (1.8% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            297,763
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            211,824
          270    5.000%, 11/01/25                                                    11/15 at 100.00          A2            283,449

        1,595   California Infrastructure Economic Development Bank,                 10/12 at 100.00         Aa3          1,669,502
                 Revenue Bonds, Claremont University Consortium,
                 Series 2003, 5.125%, 10/01/24

        1,740   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,821,467
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        5,125   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          5,333,229
                 Series 2001E, 5.000%, 9/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,220   Total Education and Civic Organizations                                                                   9,617,234
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.7% (1.8% OF TOTAL INVESTMENTS)

        9,500   California Pollution Control Financing Authority, Exempt             12/06 at 102.00         AAA          9,729,520
                 Facilities Revenue Bonds, Mobil Oil Corporation, Series 1996,
                 5.500%, 12/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.3% (6.1% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00           A          1,858,098
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

          545   California Health Facilities Financing Authority, Insured Health      1/07 at 100.00         AAA            545,278
                 Facility Revenue Refunding Bonds, Catholic Healthcare West,
                 Series 1994A, 4.750%, 7/01/19 - MBIA Insured

        2,040   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          2,092,224
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        5,000   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,140,850
                 Certificates of Participation Refunding, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

        1,845   California Statewide Community Development Authority,                 7/10 at 101.00          A-          2,025,570
                 Certificates of Participation, Catholic Healthcare West,
                 Series 1999, 6.500%, 7/01/20

        9,435   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,658,610
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,140   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,320,173
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,355   California Statewide Community Development Authority,                   No Opt. Call         AAA          1,451,801
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured


                                       41

                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       6,000   Madera County, California, Certificates of Participation,             9/06 at 101.00         AAA     $    6,062,700
                 Valley Children's Hospital Project, Series 1995,
                 5.750%, 3/15/28 - MBIA Insured

        1,050   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,087,863
                 Hospital Association, Series 1997A, 5.450%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
       32,160   Total Health Care                                                                                        33,243,167
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,000   Independent Cities Lease Finance Authority, California,              11/14 at 100.00         N/R          1,057,220
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                 Park, Series 2004A, 5.950%, 11/15/39

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,           12/10 at 102.00         N/R          5,216,640
                 Monterey Manor Mobile Home Estates Project, Series 2000,
                 6.400%, 12/15/30

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Housing/Multifamily                                                                                 6,273,860
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          100   California Housing Finance Agency, Single Family Mortgage            10/06 at 101.00         AAA            101,113
                 Bonds, Mezzanine Series 1995B-2, 6.250%, 8/01/14 -
                 AMBAC Insured (Alternative Minimum Tax)

          120   California Housing Finance Agency, Single Family Mortgage            11/06 at 101.00         AAA            121,366
                 Bonds, Senior Series 1995A-2, 6.350%, 8/01/15
                 (Alternative Minimum Tax)

          635   California Housing Finance Agency, Single Family Mortgage            10/06 at 101.00         AAA            642,068
                 Bonds, Senior Series 1995B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

        3,560   Puerto Rico Housing Bank and Finance Agency, Affordable              10/06 at 101.00         AAA          3,604,785
                 Housing Mortgage Subsidy Program Single Family Mortgage
                 Revenue Bonds, Series 1995I, 6.250%, 4/01/29
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,415   Total Housing/Single Family                                                                               4,469,332
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          5,330,100
                 Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          2,061,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Industrials                                                                                         7,391,100
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.5% (13.6% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,056,375
        5,000    5.250%, 2/01/22                                                      8/13 at 100.00          A+          5,372,650
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,077,980

                California, General Obligation Bonds, Series 2004:
        3,800    5.000%, 2/01/21                                                      2/14 at 100.00          A+          3,998,056
        1,850    5.200%, 4/01/26                                                      4/14 at 100.00          A+          1,974,098

        4,700   California, Various Purpose General Obligation Bonds,                 5/10 at 101.00         AAA          5,047,236
                 Series 2000, 5.625%, 5/01/22 - FGIC Insured

        3,850   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          4,060,865
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured

        1,880   Compton Community College District, Los Angeles County,               7/14 at 100.00         AAA          2,047,151
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 7/01/20 - MBIA Insured

                Fontana Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2004:
        1,470    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,602,374
        1,040    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,130,771

        1,520   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,603,767
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/23 -
                 FGIC Insured

        4,000   Long Beach Community College District, California, General            5/15 at 100.00         AAA          4,213,880
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 -
                 FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,605,956
                 Series 2001A, 5.000%, 9/01/20


                                       42

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series 2006C:
$       2,710    5.000%, 8/01/25 - FSA Insured                                        8/14 at 102.00         AAA     $    2,889,944
        3,875    5.000%, 8/01/26 - FSA Insured                                        8/14 at 102.00         AAA          4,125,790

        6,000   North Orange County Community College District, California,             No Opt. Call         AAA          2,317,500
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,279,376
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        5,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          5,770,450
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          585   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            619,263
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,500   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,612,050
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/25 - MBIA Insured

        1,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA          1,054,940
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

        3,760   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          3,974,395
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured

        2,000   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          2,114,040
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       72,550   Total Tax Obligation/General                                                                             73,548,907
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 33.2% (21.9% OF TOTAL INVESTMENTS)

        2,870   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          3,084,619
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.500%, 10/01/23 - RAAI Insured

        3,765   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,090,183
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

                California State Public Works Board, Lease Revenue Bonds,
                Department of Mental Health, Coalinga State Hospital, Series 2004A:
        4,000    5.500%, 6/01/21                                                      6/14 at 100.00           A          4,420,040
        2,000    5.500%, 6/01/23                                                      6/14 at 100.00           A          2,201,600

        3,625   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          3,929,935
                 Series 2004A, 5.000%, 7/01/15

          730   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            773,676
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        3,000   Coronado Community Development Agency, California,                    9/15 at 100.00         AAA          3,138,270
                 Tax Allocation Bonds, Community Development Project,
                 Series 2005, 5.000%, 9/01/30 - AMBAC Insured

        1,030   Folsom Cordova Unified School District, Sacramento County,           10/14 at 100.00         AAA          1,087,752
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/25 -
                 FSA Insured

        1,785   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,913,395
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

          555   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            590,775
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,405   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA          1,482,584
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            353,154
          805    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            813,791

        3,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,158,190
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease               10/07 at 102.00         AAA          3,606,665
                 Revenue and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured


                                       43

                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,315   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa     $    4,485,529
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         16,952,430
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        2,105   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          2,227,048
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/25 - MBIA Insured

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
        2,075    5.000%, 8/01/19 - MBIA Insured                                       8/11 at 100.00         Aaa          2,163,789
        3,000    5.000%, 8/01/26 - MBIA Insured                                       8/11 at 100.00         Aaa          3,098,100

        2,580   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,839,084
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,692,962
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          2,452,573
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18 - AMBAC Insured

        1,000   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,050,300
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.500%, 8/15/24

        1,120   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA          1,192,083
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/23 - MBIA Insured

        8,750   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          4,101,213
                 Bonds, Los Medanos Community Development Project,
                 Series 1999, 0.000%, 8/01/23 - AMBAC Insured

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          2,487,140
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured

          635   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            660,432
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                  XLCA Insured

          120   Riverside Public Financing Authority, California, Revenue             2/07 at 100.00         N/R            121,661
                 Bonds, Multiple Project Loans, Series 1991A,
                 8.000%, 2/01/18

        1,680   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,793,702
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/23 - MBIA Insured

          820   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            855,744
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,315,302
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         10,293,300
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation          2/13 at 100.00         AAA          4,921,555
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

                Solano County, California, Certificates of Participation,
                Series 2002:
        2,415    5.250%, 11/01/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,590,667
        1,625    5.250%, 11/01/23 - MBIA Insured                                     11/12 at 100.00         AAA          1,743,203

        6,870   Vernon Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA          7,145,143
                 Bonds, Industrial Redevelopment Project, Series 2005,
                 5.000%, 9/01/35 - MBIA Insured

        5,000   West Hollywood, California, Refunding Certificates of                 2/08 at 102.00         AAA          5,166,850
                 Participation, Series 1998, 5.000%, 2/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      117,750   Total Tax Obligation/Limited                                                                            118,994,439
------------------------------------------------------------------------------------------------------------------------------------

                                       44

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 17.2% (11.3% OF TOTAL INVESTMENTS)

$       2,210   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA     $    2,331,263
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,540,534
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

       10,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          9,419,340
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,129,340
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          8,465,600
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       20,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         21,421,600
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,304,450
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.250%, 5/01/18 -
                 FGIC Insured

        3,665   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,864,229
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       59,675   Total Transportation                                                                                     61,476,356
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 35.1% (23.2% OF TOTAL INVESTMENTS) (4)

        3,740   Antelope Valley Community College District, Los Angeles               8/15 at 100.00         AAA          4,101,845
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/29 (Pre-refunded 8/01/15) - MBIA Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          2,754,725
        9,750    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa         10,619,213

       13,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)         14,155,050
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        3,000   California Pollution Control Financing Authority, Solid Waste         1/07 at 100.00         Aaa          3,417,510
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

        4,495   California Statewide Community Development Authority,                 7/10 at 101.00      A- (4)          5,007,924
                 Certificates of Participation, Catholic Healthcare West,
                 Series 1999, 6.500%, 7/01/20 (Pre-refunded 7/01/10)

       10,000   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         10,818,600
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        1,565   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          1,668,180
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative Minimum
                 Tax) (ETM)

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,802,607
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
        2,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,226,080
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,782,600

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,217,950
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        4,220   Los Angeles Unified School District, California, General              7/08 at 101.00         AAA          4,378,123
                 Obligation Bonds, Series 1998B, 5.000%, 7/01/23
                 (Pre-refunded 7/01/08) - FGIC Insured

        6,030   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          6,442,030
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,650   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          2,746,195
                 Series 1998A, 5.000%, 6/01/28 (Pre-refunded 6/01/08) -
                 FGIC Insured

        2,270   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,463,699
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/20 (Pre-refunded 8/01/13) - FSA Insured


                                       45

                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$      10,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)     $   10,925,700
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,291,640
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32 (ETM)

       17,670   San Francisco City and County Public Utilities Commission,           11/11 at 100.00         AAA         18,913,791
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 (Pre-refunded 11/01/11) - FSA Insured

        6,555   Sweetwater Authority, California, Water Revenue Bonds,                4/10 at 101.00         AAA          6,953,675
                 Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/10) -
                 FSA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista              3/24 at 100.00     N/R (4)          2,140,960
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
      116,460   Total U.S. Guaranteed                                                                                   125,828,097
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 14.4% (9.5% OF TOTAL INVESTMENTS)

        2,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          2,161,200
                 Refunding Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

        1,810   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,959,035
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

       10,350   California Pollution Control Financing Authority, Revenue               No Opt. Call          A+         12,175,637
                 Bonds, San Diego Gas and Electric Company, Series 1991A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

        4,000   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          4,279,080
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,368,450
                 Power System Revenue Bonds, Series 2001A-2,
                 5.375%, 7/01/20 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,275,564
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        5,000   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA          5,264,100
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

        5,225   Los Angeles, California, Sanitation Equipment Charge                  2/11 at 100.00         AAA          5,550,518
                 Revenue Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured

        1,025   Los Angeles, California, Sanitation Equipment Charge                  2/14 at 100.00         AAA          1,085,127
                 Revenue Bonds, Series 2004A, 5.000%, 2/01/22 -
                 AMBAC Insured

        1,260   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,329,678
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,630   Pasadena, California, Electric Works Revenue Bonds,                   6/12 at 100.00         AAA          2,834,298
                 Series 2002, 5.250%, 6/01/21 - MBIA Insured

        4,360   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,709,716
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                 FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          3,682,132
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       47,320   Total Utilities                                                                                          51,674,535
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.0% (3.9% OF TOTAL INVESTMENTS)

        1,185   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,246,679
                 Series 2004A, 5.000%, 6/01/24 - AMBAC Insured

          890   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            934,553
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,750   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          2,994,503
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        3,750   Metropolitan Water District of Southern California, Water            10/14 at 100.00         AAA          3,944,513
                 Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 -
                 MBIA Insured


                                       44

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R     $    2,149,200
                 Series 2001A, 6.250%, 12/01/32

        1,510   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          1,593,971
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        2,525   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          2,943,695
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA          2,299,416
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,210,502

------------------------------------------------------------------------------------------------------------------------------------
       19,690   Total Water and Sewer                                                                                    21,317,032
------------------------------------------------------------------------------------------------------------------------------------
$     519,620   Total Investments (cost $509,948,074) - 151.4%                                                          542,298,503
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      7,832,437
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.6)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 358,130,940
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:
                                        RATE              RATE      FIXED RATE FLOATING RATE                              UNREALIZED
                  NOTIONAL              PAID          RECEIVED         PAYMENT       PAYMENT   EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT   BY THE FUND (5)   BY THE FUND (5)       FREQUENCY     FREQUENCY    DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $34,700,000            5.630% 3 Month USD-LIBOR   Semi-Annually     Quarterly     7/27/07     7/27/10     $ (507,920)
JPMorgan        10,600,000 3 Month USD-LIBOR            5.869%   Semi-Annually     Quarterly     7/27/07     7/27/34        647,315
Morgan Stanley  12,000,000 3 Month USD-LIBOR            5.811%   Semi-Annually     Quarterly     7/27/07     7/27/24        528,811
Morgan Stanley  16,900,000 3 Month USD-LIBOR            5.816%   Semi-Annually     Quarterly     7/27/07     7/27/29        831,783
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $1,499,989
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                        Portfolio of
                           INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.9% (3.9% OF TOTAL INVESTMENTS)

$       5,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    5,197,600
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

        1,300   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB          1,264,068
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,745,433
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        8,880   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          9,172,330
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

------------------------------------------------------------------------------------------------------------------------------------
       19,800   Total Consumer Staples                                                                                   20,379,431
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.3% (9.5% OF TOTAL INVESTMENTS)

          280   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            287,496
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        2,785   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,990,087
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          195    5.000%, 11/01/21                                                    11/15 at 100.00          A2            206,528
          260    5.000%, 11/01/25                                                    11/15 at 100.00          A2            272,951

        4,000   California State Public Works Board, Lease Revenue Refunding          9/06 at 102.00         AAA          4,086,280
                 Bonds, Community Colleges Projects, Series 1996B,
                 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          6,803,136
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   California Statewide Community Development Authority,                10/06 at 101.00         AAA          1,011,820
                 Auxiliary Organization Revenue Certificates of Participation,
                 University Corporation - California State University -
                 Northridge, Series 1996, 6.000%, 4/01/26 - AMBAC Insured

        1,615   University of California, Certificates of Participation,              1/10 at 101.00         Aa2          1,685,559
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21

        7,500   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          7,708,425
                 Projects, Series 2000K, 5.300%, 9/01/30

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
        5,265    5.000%, 9/01/18 - FGIC Insured                                       9/10 at 101.00         AAA          5,551,153
       10,255    5.000%, 9/01/19 - FGIC Insured                                       9/10 at 101.00         AAA         10,812,359

                University of California, Revenue Bonds, Research Facilities,
                Series 2001E:
        2,305    5.000%, 9/01/23 - AMBAC Insured                                      9/09 at 101.00         AAA          2,398,652
        5,150    5.000%, 9/01/24 - AMBAC Insured                                      9/09 at 101.00         AAA          5,359,245

------------------------------------------------------------------------------------------------------------------------------------
       47,010   Total Education and Civic Organizations                                                                  49,173,691
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 7.3% (4.8% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00           A          1,858,098
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

        3,565   California Health Facilities Financing Authority, Insured Health     11/06 at 100.00          A+          3,570,490
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

        1,935   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          1,984,536
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34


                                       48

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,225   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA     $    1,286,471
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/23 - MBIA Insured

          945   California Statewide Community Development Authority,                   No Opt. Call          A3          1,012,388
                 Certificates of Participation, Cedars-Sinai Medical Center,
                 Series 1992, 6.500%, 8/01/12

        9,030   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,244,011
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,015   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,188,001
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        3,000   California Statewide Community Development Authority,                   No Opt. Call          A+          3,058,470
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       24,465   Total Health Care                                                                                        25,202,465
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.9% (3.2% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,025,390
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.100%, 5/15/25
                 (Mandatory put 5/17/10)

        3,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          3,299,340
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        1,000   Independent Cities Lease Finance Authority, California, Revenue      11/14 at 100.00         N/R          1,057,220
                 Bonds, Morgan Hill, Hacienda Valley Mobile Home Park,
                 Series 2004A, 5.950%, 11/15/39

        2,285   Irvine, California, Mobile Home Park Revenue Bonds, Meadows           3/08 at 102.00         N/R          2,371,327
                 Mobile Home Park, Series 1998A, 5.700%, 3/01/18

        2,365   Oceanside, California, Mobile Home Park Revenue Bonds,                3/08 at 102.00         N/R          2,453,191
                 Laguna Vista Mobile Estates Acquisition Project, Series 1998,
                 5.800%, 3/01/28

        3,040   Riverside County, California, Mobile Home Park Revenue                3/09 at 102.00         N/R          3,153,210
                 Bonds, Bravo Mobile Home Park Project, Series 1999A,
                 5.900%, 3/20/29

        1,680   Stanton, California, Multifamily Housing Revenue Bonds,               8/07 at 102.00         AAA          1,732,097
                 Continental Gardens Apartments, Series 1997,
                 5.625%, 8/01/29 (Mandatory put 8/01/09) (Alternative
                 Minimum Tax)

                Yolo County Housing Authority, California, Revenue Refunding
                Bonds, Russell Park Apartments, Series 1992A:
          560    6.900%, 11/01/08                                                    11/06 at 100.00         Aa2            561,030
        1,030    7.000%, 11/01/14                                                    11/06 at 100.00         Aa2          1,092,470

------------------------------------------------------------------------------------------------------------------------------------
       15,960   Total Housing/Multifamily                                                                                16,745,275
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.5% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          2,061,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.4% (14.1% OF TOTAL INVESTMENTS)

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,061,880
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

           80   California, General Obligation Bonds, Series 2000,                    6/10 at 100.00          A+             84,483
                 5.500%, 6/01/25

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,056,375
          500    5.250%, 2/01/33                                                      2/13 at 100.00          A+            526,800

                California, General Obligation Bonds, Series 2004:
        6,300    5.200%, 4/01/26                                                      4/14 at 100.00          A+          6,722,604
        2,500    5.125%, 2/01/27                                                      2/14 at 100.00          A+          2,640,275

        2,000   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00          A+          2,096,380
                 5.250%, 4/01/32

        6,865   California, General Obligation Veterans Welfare Bonds,               12/06 at 100.00         AA-          6,960,492
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)


                                       49

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       6,085   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00         AA-     $    6,225,624
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00         AAA          1,483,888
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        3,610   Hartnell Community College District, California, General              6/16 at 100.00         AAA          3,828,477
                 Obligation Bonds, Series 2006B, 5.000%, 6/01/29 -
                 FSA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda               8/11 at 100.00         AAA          5,504,402
                 County, California, General Obligation Bonds, Election of 1999,
                 Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,645   Long Beach Community College District, California, General            5/15 at 100.00         AAA          2,786,428
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 -
                 FGIC Insured

        1,170   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,253,374
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 - FSA Insured

        2,375   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,583,074
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured

          565   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            598,092
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,500   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          1,587,150
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        6,760   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          7,407,608
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/21 - FSA Insured

          515   San Joaquin Delta Community College District, California,             8/15 at 100.00         AAA            543,989
                 General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
                 FSA Insured

        1,500   San Jose Unified School District, Santa Clara County,                 8/15 at 100.00         AAA          1,591,290
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/25 - FGIC Insured

        6,865   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          7,243,330
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,390   South Pasadena Unified School District, Los Angeles County,           8/13 at 100.00         AAA          1,470,036
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          4,139,972
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       69,425   Total Tax Obligation/General                                                                             73,396,023
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.2% (19.9% OF TOTAL INVESTMENTS)

        1,655   Bell Community Housing Authority, California, Lease Revenue          10/15 at 100.00         AAA          1,724,229
                 Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured
        1,200   Burbank Public Financing Authority, California, Revenue Bonds,       12/12 at 100.00         AAA          1,264,092
                 West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          2,192,360
                 Department of Corrections, Susanville State Prison,
                 Series 1993D, 5.250%, 6/01/15 - FSA Insured

        3,070   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,335,156
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          2,159,331
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured

        5,115   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          5,662,919
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        2,715   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          2,943,386
                 5.000%, 7/01/15

          690   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            731,283
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured


                                       50

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Area Development Projects 2
                and 3, Series 1998A:
$       1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R     $    1,041,580
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,884,586

        1,250   Coronado Community Development Agency, California, Tax                9/15 at 100.00         AAA          1,307,612
                 Allocation Bonds, Community Development Project,
                 Series 2005, 5.000%, 9/01/30 - AMBAC Insured

        3,065   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          3,337,448
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.500%, 9/01/33 - MBIA Insured

        2,725   Fresno, California, Certificates of Participation, Street            12/06 at 100.00          A+          2,742,113
                 Improvement Project, Series 1991, 6.625%, 12/01/11

          530   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            564,164
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,910   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          1,961,245
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          335    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            338,018
          775    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            783,463

        3,245   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          3,373,242
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,350   Los Angeles Community Redevelopment Agency, California,               3/13 at 100.00        BBB-          1,373,895
                 Subordinate Lien Tax Allocation Bonds, Bunker Hill
                 Redevelopment Project, Series 2004L, 5.100%, 3/01/19

        4,850   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          5,216,757
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

        4,000   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          4,225,640
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/26 - MBIA Insured

        3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          3,126,252
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20 -
                 MBIA Insured

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA         14,505,504
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         20,729,205
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,170   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA          1,241,370
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/24 - MBIA Insured

                Redding Redevelopment Agency, California, Tax Allocation
                Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                       9/13 at 100.00         AAA          1,609,245
        1,500    5.000%, 9/01/20 - MBIA Insured                                       9/13 at 100.00         AAA          1,597,305

          600   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            624,030
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,320   Richmond Joint Powers Financing Authority, California,                9/13 at 100.00         AAA          4,618,296
                 Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 -
                 MBIA Insured

          745   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            777,475
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,631,025
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange                      9/13 at 100.00         AAA          2,932,128
                 County, California, Tax Allocation Refunding Bonds, South
                 Main Street Redevelopment, Series 2003B,
                 5.000%, 9/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       93,845   Total Tax Obligation/Limited                                                                            103,554,354
------------------------------------------------------------------------------------------------------------------------------------

                                       51

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.4% (9.5% OF TOTAL INVESTMENTS)

$       3,950   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA     $    4,166,736
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

       11,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          9,867,880
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,129,340
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        2,685   Sacramento County, California, Airport System Revenue                 7/12 at 100.00         AAA          2,873,782
                 Bonds, Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         21,421,600
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative
                 Minimum Tax)

                San Francisco Airports Commission, California, Revenue
                Refunding Bonds, San Francisco International Airport, Second
                Series 2002, Issue 28A:
        1,480    5.250%, 5/01/17 - MBIA Insured (Alternative Minimum Tax)             5/12 at 100.00         AAA          1,565,588
        3,865    5.250%, 5/01/19 - MBIA Insured (Alternative Minimum Tax)             5/12 at 100.00         AAA          4,060,569

        3,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,205,530
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28B, 5.250%, 5/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       47,980   Total Transportation                                                                                     49,291,025
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 37.6% (24.8% OF TOTAL INVESTMENTS) (4)

        7,325   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00     N/R (4)          7,938,689
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          2,754,725
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          9,802,350

        6,190   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          6,735,834
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
       10,400    6.125%, 12/01/30 (Pre-refunded 12/01/09)                            12/09 at 101.00      A3 (4)         11,324,040
        7,700    6.250%, 12/01/34 (Pre-refunded 12/01/09)                            12/09 at 101.00      A3 (4)          8,412,173

        8,000   California Pollution Control Financing Authority, Solid Waste         1/07 at 100.00         Aaa          9,113,360
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

                California, General Obligation Bonds, Series 2000:
        1,105    5.500%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 100.00         Aaa          1,181,090
          315    5.500%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 100.00         Aaa            336,691

        4,440   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          4,796,310
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/13) - MBIA Insured

        1,615   Compton Unified School District, Los Angeles County,                  9/13 at 100.00         AAA          1,791,520
                 California, General Obligation Bonds, Series 2003A,
                 5.375%, 9/01/19 (Pre-refunded 9/01/13) - MBIA Insured

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         17,423,507
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum
                 Tax) (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
        5,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          5,565,200
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,782,600

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,581,200
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          2,136,660
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured


                                       52

   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA     $    5,364,550
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32 (ETM)

       13,525   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         16,028,342
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative
                 Minimum Tax) (ETM)

        4,540   San Joaquin Delta Community College District, California,             8/15 at 100.00         Aaa          4,979,245
                 General Obligation Bonds, Series 2005A, 5.000%, 8/01/29
                 (Pre-refunded 8/01/15) - FSA Insured

        2,000   San Jose Unified School District, Santa Clara County,                 6/07 at 101.00         AAA          2,053,620
                 California, Certificates of Participation, Series 1999,
                 5.750%, 6/01/24 (Pre-refunded 6/01/07) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      113,960   Total U.S. Guaranteed                                                                                   129,101,706
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.1% (5.3% OF TOTAL INVESTMENTS)

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,275,564
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA            526,410
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

        1,235   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,303,296
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,275,300
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

          880   Redlands, California, Certificates of Participation Refunding,        9/06 at 100.00         AAA            882,288
                 Capital Improvement Projects, Series 1992,
                 6.800%, 3/01/07 - AMBAC Insured

                Sacramento Municipal Utility District, California, Electric
                Revenue Bonds, Series 2004T:
        2,500    5.250%, 5/15/22 - FGIC Insured                                       5/14 at 100.00         AAA          2,719,150
        2,500    5.250%, 5/15/23 - FGIC Insured                                         No Opt. Call         AAA          2,713,950

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          2,585,352
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 -
                 FSA Insured

        4,000   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          4,256,800
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        5,500   Southern California Public Power Authority, Revenue Bonds,              No Opt. Call           A          6,172,485
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
       25,725   Total Utilities                                                                                          27,710,595
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.9% (4.5% OF TOTAL INVESTMENTS)

        7,040   California Statewide Community Development Authority,                10/13 at 101.00         AAA          7,583,629
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2004A, 5.250%, 10/01/24 - FSA Insured

                Goleta Water District, California, Certificates of Participation
                Revenue Bonds, Series 2003:
        1,000    5.250%, 12/01/20 - MBIA Insured                                     12/13 at 100.00         AAA          1,092,070
        1,440    5.250%, 12/01/21 - MBIA Insured                                     12/13 at 100.00         AAA          1,572,581
        1,205    5.250%, 12/01/22 - MBIA Insured                                     12/13 at 100.00         AAA          1,304,425

          850   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            892,551
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          500   Norco, California, Certificates of Participation Refunding,          10/08 at 102.00         AAA            519,260
                 Water and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured


                                       53

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                          Portfolio of INVESTMENTS August 31, 2006
   PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,380   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA     $    1,456,742
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        5,375   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,721,795
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured

                Turlock Public Finance Authority, California, Sewerage Revenue
                Bonds, Series 2003A:
        1,565    5.000%, 9/15/19 - FGIC Insured                                       9/13 at 100.00         AAA          1,672,735
        1,650    5.000%, 9/15/20 - FGIC Insured                                       9/13 at 100.00         AAA          1,757,200

------------------------------------------------------------------------------------------------------------------------------------
       22,005   Total Water and Sewer                                                                                    23,572,988
------------------------------------------------------------------------------------------------------------------------------------
$     482,175   Total Investments (cost $486,014,242) - 151.6%                                                          520,188,553
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      7,907,158
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.9)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 343,095,711
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:
                                         RATE              RATE    FIXED RATE  FLOATING RATE                              UNREALIZED
                  NOTIONAL               PAID          RECEIVED       PAYMENT        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT    BY THE FUND (5)   BY THE FUND (5)     FREQUENCY      FREQUENCY    DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $14,100,000             5.681% 3 Month USD-LIBOR Semi-Annually      Quarterly     7/27/07     7/27/12     $ (306,176)
JPMorgan        22,200,000             5.630% 3 Month USD-LIBOR Semi-Annually      Quarterly     7/27/07     7/27/10       (324,951)
JPMorgan        11,300,000  3 Month USD-LIBOR            5.869% Semi-Annually      Quarterly     7/27/07     7/27/34        690,062
Morgan Stanley  23,000,000  3 Month USD-LIBOR            5.816% Semi-Annually      Quarterly     7/27/07     7/27/29      1,132,012
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $1,190,947
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the anuualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES August 31, 2006
                                                    CALIFORNIA                         CALIFORNIA        CALIFORNIA       CALIFORNIA
                                  CALIFORNIA       PERFORMANCE        CALIFORNIA       INVESTMENT            SELECT          QUALITY
                                       VALUE              PLUS       OPPORTUNITY          QUALITY           QUALITY           INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $235,376,319, $284,153,070,
   $179,724,723, $298,288,987,
   $509,948,074 and
   $486,014,242, respectively)  $252,140,433      $301,824,210      $193,599,721     $316,872,169      $542,298,503     $520,188,553
Cash                                      --           124,246           174,407          246,561                --               --
Receivables:
   Interest                        3,188,894         3,920,687         2,145,714        4,656,510         6,949,388        7,536,658
   Investments sold                  165,099                --                --               --                --               --
Unrealized appreciation
   on forward swaps                  699,627           718,581                --        1,021,843         1,499,989        1,497,123
Other assets                          11,724            38,284            16,589           36,041            45,553           55,863
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               256,205,777       306,626,008       195,936,431      322,833,124       550,793,433      529,278,197
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                       157,491                --                --               --           165,278          450,034
Unrealized depreciation
   on forward swaps                       --            16,136                --          325,719                --          306,176
Accrued expenses:
   Management fees                   117,704           162,178           104,516          170,288           287,560          276,323
   Other                              62,117            67,387            32,120           70,663           139,391          110,502
Preferred share dividends payable        N/A            21,040             7,855           23,994            70,264           39,451
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              337,312           266,741           144,491          590,664           662,493        1,182,486
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value   N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                $255,868,465      $200,359,267      $127,791,940     $210,242,460      $358,130,940     $343,095,711
====================================================================================================================================
Common shares outstanding         25,241,808        12,965,742         8,156,800       13,580,232        23,114,856       21,999,728
====================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to Common
   shares, divided by
   Common shares outstanding)   $      10.14      $      15.45      $      15.67     $      15.48      $      15.49     $      15.60
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                    $    252,418      $    129,657      $     81,568     $    135,802      $    231,149     $    219,997
Paid-in surplus                  237,577,056       181,322,684       113,719,394      189,659,207       322,323,901      306,478,733
Undistributed
   (Over-distribution of)
   net investment income            (136,562)          134,327           614,093          142,252           428,636          406,199
Accumulated net realized
   gain (loss)
   from investments                  711,812           399,014          (498,113)       1,025,893         1,296,836          625,524
Net unrealized appreciation
   (depreciation) of
   investments and
   derivative transactions        17,463,741        18,373,585        13,874,998       19,279,306        33,850,418       35,365,258
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares             $255,868,465      $200,359,267      $127,791,940     $210,242,460      $358,130,940     $343,095,711
====================================================================================================================================
Authorized shares:
   Common                        250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                             N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================
N/A  - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                          OPERATIONS Year Ended August 31, 2006
                                                    CALIFORNIA                         CALIFORNIA        CALIFORNIA       CALIFORNIA
                                  CALIFORNIA       PERFORMANCE        CALIFORNIA       INVESTMENT            SELECT          QUALITY
                                       VALUE              PLUS       OPPORTUNITY          QUALITY           QUALITY           INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $13,113,660       $14,904,759       $ 9,771,467      $15,637,092       $27,001,698     $26,412,165
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    1,404,597         1,915,541         1,237,832        2,014,424         3,406,830       3,272,516
Preferred shares - auction fees          N/A           264,864           170,021          280,181           480,311         462,285
Preferred shares - dividend
   disbursing agent fees                 N/A            30,000            18,384           20,000            30,000          30,000
Shareholders' servicing agent fees
   and expenses                       42,210            25,011            15,460           23,315            31,755          29,694
Custodian's fees and expenses         68,780            79,933            53,626           79,877           147,635         133,651
Directors' fees and expenses           5,324             6,894             4,424            7,143            12,235          12,005
Professional fees                     15,749            29,157            21,998           21,619            23,464          28,548
Shareholders' reports - printing
   and mailing expenses               37,105            28,100            18,691           29,258            41,807          41,992
Stock exchange listing fees           10,344            10,010            10,010           10,010            10,010          10,036
Investor relations expense            28,027            31,012            20,819           32,469            51,952          51,116
Other expenses                        10,619            27,367            25,040           28,074            33,868          36,201
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                      1,622,755         2,447,889         1,596,305        2,546,370         4,269,867       4,108,044
   Custodian fee credit              (19,013)          (22,075)          (20,386)         (13,953)          (32,599)        (31,402)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                       1,603,742         2,425,814         1,575,919        2,532,417         4,237,268       4,076,642
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             11,509,918        12,478,945         8,195,548       13,104,675        22,764,430      22,335,523
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
   from investments                1,153,412           636,401         1,867,329        1,109,302         3,503,725         760,463
Change in net unrealized
   appreciation (depreciation)
   of investments                 (5,153,097)       (5,068,042)       (5,200,076)      (5,269,926)      (11,039,966)     (9,421,002)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                  699,627           702,445                --          696,124         1,499,989       1,190,947
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                    (3,300,058)       (3,729,196)       (3,332,747)      (3,464,500)       (6,036,252)     (7,469,592)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income               N/A        (2,949,820)       (1,827,655)      (3,059,941)       (5,098,860)     (5,165,819)
From accumulated net realized gains      N/A                --                --         (110,537)         (435,734)       (102,178)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                          N/A        (2,949,820)       (1,827,655)      (3,170,478)       (5,534,594)     (5,267,997)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations               $ 8,209,860       $ 5,799,929       $ 3,035,146      $ 6,469,697       $11,193,584     $ 9,597,934
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                           CHANGES IN NET ASSETS

                                        CALIFORNIA VALUE (NCA)      CALIFORNIA PERFORMANCE PLUS (NCP)   CALIFORNIA OPPORTUNITY (NCO)
                                  -----------------------------     ---------------------------------  -----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       8/31/06          8/31/05           8/31/06           8/31/05         8/31/06         8/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 11,509,918     $ 11,742,162      $ 12,478,945      $ 12,587,882    $  8,195,548    $  8,324,124
Net realized gain (loss)
   from investments                  1,153,412          992,787           636,401            26,124       1,867,329         166,107
Change in net unrealized
   appreciation (depreciation)
   of investments                   (5,153,097)       4,321,472        (5,068,042)        6,361,946      (5,200,076)      3,945,711
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                    699,627               --           702,445                --              --              --
Distributions to
   Preferred Shareholders:
   From net investment income              N/A              N/A        (2,949,820)       (1,569,978)     (1,827,655)     (1,008,746)
   From accumulated net realized gains     N/A              N/A                --          (129,312)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations            8,209,860       17,056,421         5,799,929        17,276,662       3,035,146      11,427,196
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (11,664,242)     (11,804,999)      (10,132,729)      (11,669,172)     (6,862,589)     (7,583,854)
From accumulated net
   realized gains                   (1,458,977)      (2,019,942)               --        (2,222,318)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                    (13,123,219)     (13,824,941)      (10,132,729)      (13,891,490)     (6,862,589)    (7,583,854)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --               --                --                --          32,720              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions               --               --                --                --          32,720              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      (4,913,359)       3,231,480        (4,332,800)        3,385,172      (3,794,723)      3,843,342
Net assets applicable to Common
   shares at the beginning of year 260,781,824      257,550,344       204,692,067       201,306,895     131,586,663     127,743,321
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $255,868,465     $260,781,824      $200,359,267      $204,692,067    $127,791,940    $131,586,663
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                        $   (136,562)    $     44,642      $    134,327      $    744,084    $    614,093    $  1,108,793
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                               CALIFORNIA INVESTMENT QUALITY (NQC)   CALIFORNIA SELECT QUALITY (NVC) CALIFORNIA QUALITY INCOME (NUC)
                               -----------------------------------   ------------------------------- -------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       8/31/06          8/31/05           8/31/06           8/31/05         8/31/06         8/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 13,104,675     $ 13,335,770      $ 22,764,430      $ 23,451,740    $ 22,335,523    $ 22,942,792
Net realized gain (loss)
   from investments                  1,109,302          835,843         3,503,725         1,329,957         760,463         678,309
Change in net unrealized
   appreciation (depreciation)
   of investments                   (5,269,926)       4,550,382       (11,039,966)       11,008,345      (9,421,002)     14,266,825
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                    696,124               --         1,499,989                --       1,190,947              --
Distributions to
   Preferred Shareholders:
   From net investment income       (3,059,941)      (1,714,541)       (5,098,860)       (3,020,321)     (5,165,819)     (2,896,581)
   From accumulated net
      realized gains                  (110,537)         (86,722)         (435,734)         (130,670)       (102,178)       (116,424)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations            6,469,697       16,920,732        11,193,584        32,639,051       9,597,934      34,874,921
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
   COMMON SHAREHOLDERS
From net investment income         (10,857,398)     (12,548,137)      (19,733,775)      (22,172,610)    (18,578,772)    (21,251,737)
From accumulated
   net realized gains                 (816,172)      (1,435,415)       (2,695,380)       (2,316,774)       (675,393)     (1,744,585)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                    (11,673,570)     (13,983,552)      (22,429,155)      (24,489,384)    (19,254,165)    (22,996,322)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --               --           279,153                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital
   share transactions                       --               --           279,153                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      (5,203,873)       2,937,180       (10,956,418)        8,149,667      (9,656,231)     11,878,599
Net assets applicable to
   Common shares at the
   beginning of year               215,446,333      212,509,153       369,087,358       360,937,691     352,751,942     340,873,343
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $210,242,460     $215,446,333      $358,130,940      $369,087,358    $343,095,711    $352,751,942
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of year             $    142,252     $    943,916      $    428,636      $  2,504,303    $    406,199    $  1,822,613
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
  FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
  FINANCIAL STATEMENTS (continued)



Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                   CALIFORNIA                  CALIFORNIA                CALIFORNIA
                                   VALUE (NCA)           PERFORMANCE PLUS (NCP)       OPPORTUNITY (NCO)
---------------------------------------------------------------------------------------------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/06      8/31/05       8/31/06      8/31/05      8/31/06      8/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment
   of distributions                 --            --            --           --        2,119           --
=========================================================================================================
                                   CALIFORNIA                  CALIFORNIA                CALIFORNIA
                            INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/06      8/31/05       8/31/06      8/31/05      8/31/06      8/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment
   of distributions                 --            --         18,202          --           --           --
=========================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2006, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Purchases                   $49,548,054  $32,854,212   $35,449,205  $36,335,182  $88,793,685  $60,476,558
Sales and maturities         50,445,179   33,605,622    37,310,265   39,489,315   94,407,839   60,126,277
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and have no impact on the net asset value of the Funds. Temporary differences do not require reclassification.

At August 31, 2006, the cost of investments was as follows:

                                          CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                            CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                 VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                 (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------
Cost of investments       $235,323,902  $283,832,133  $179,532,044  $297,794,338  $509,828,145  $485,845,787
============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2006, were as follows:

                                           CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $16,825,407   $17,997,682   $14,068,342   $19,095,734   $32,475,301   $34,344,574
   Depreciation                  (8,876)       (5,605)         (665)      (17,903)       (4,943)       (1,808)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of
   investments              $16,816,531   $17,992,077   $14,067,677   $19,077,831   $32,470,358   $34,342,766
=============================================================================================================

Notes to
   FINANCIAL STATEMENTS (continued)



The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2006, the Funds' tax year end, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *         $781,058     $603,371      $734,217     $506,773   $1,797,397   $1,630,439
Undistributed net
   ordinary income **             1,772       81,182       237,488           --      118,707       76,734
Undistributed net long-term
   capital gains                711,812      320,367            --    1,025,893    1,296,836      625,526
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2006, paid on September 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended August 31, 2006 and August 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2006                              (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income        $11,661,718  $13,221,167    $8,779,357  $14,049,482  $25,049,126  $23,992,654
Distributions from net
   ordinary income **           123,685           --            --      102,358       15,963           --
Distributions from net
   long-term
   capital gains ***          1,337,816           --            --      837,876    3,131,114      777,570
=========================================================================================================
                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2005                              (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income        $11,661,719  $13,327,648    $8,607,230  $14,342,984  $24,952,005  $24,276,134
Distributions from net
   ordinary income **           143,281           --            --           --      292,603           --
Distributions from net
   long-term
   capital gains              2,019,942    2,351,630            --    1,522,137    2,447,444    1,861,009
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2006.

At August 31, 2006, California Opportunity (NCO) had unused capital loss carryforwards of $498,113 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in 2012.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2006, the complex level fee rate was .1863%.

COMPLEX-LEVEL ASSETS (1)                                  COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
   FINANCIAL STATEMENTS (continued)



6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 2, 2006, to shareholders of record on September 15, 2006, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0385       $.0595        $.0665       $.0585       $.0635       $.0650
=========================================================================================================

Financial
       HIGHLIGHTS

                        Financial
                           HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                               Less Distributions
                              ------------------------------------------------------------------  ----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                   Net
                   Beginning                                Investment         Capital            Investment     Capital
                      Common                       Net       Income to        Gains to             Income to    Gains to
                       Share         Net     Realized/       Preferred       Preferred                Common      Common
                   Net Asset  Investment    Unrealized          Share-          Share-                Share-      Share-
                       Value      Income    Gain (Loss)        holders+        holders+    Total     holders     holders      Total
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                  $10.33       $ .46         $(.13)           $N/A            $N/A     $ .33       $(.46)      $(.06)    $ (.52)
2005                   10.20         .47           .21             N/A             N/A       .68        (.47)       (.08)      (.55)
2004                    9.93         .48           .34             N/A             N/A       .82        (.48)       (.07)      (.55)
2003                   10.27         .50          (.32)            N/A             N/A       .18        (.51)       (.01)      (.52)
2002                   10.31         .51          (.03)            N/A             N/A       .48        (.52)         --       (.52)

CALIFORNIA
PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.79         .96          (.29)           (.23)             --       .44        (.78)         --       (.78)
2005                   15.53         .97           .49            (.12)           (.01)     1.33        (.90)       (.17)     (1.07)
2004                   14.76         .99           .80            (.06)             --      1.73        (.96)         --       (.96)
2003                   15.32        1.02          (.58)           (.08)             --       .36        (.92)         --       (.92)
2002                   15.32        1.05           .07            (.10)           (.03)      .99        (.89)       (.10)      (.99)

CALIFORNIA
OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   16.14        1.00          (.41)           (.22)             --       .37        (.84)         --       (.84)
2005                   15.67        1.02           .50            (.12)             --      1.40        (.93)         --       (.93)
2004                   14.77        1.03           .88            (.06)             --      1.85        (.95)         --       (.95)
2003                   15.26        1.04          (.55)           (.07)             --       .42        (.91)         --       (.91)
2002                   15.32        1.06            --            (.10)           (.02)      .94        (.91)       (.09)     (1.00)
====================================================================================================================================
                                                        Total Returns
                                                     -------------------
                                                                  Based
                                                                     on
                               Ending                            Common
                               Common                 Based       Share
                                Share     Ending         on         Net
                            Net Asset     Market     Market       Asset
                                Value      Value      Value*      Value*
========================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------
Year Ended 8/31:
2006                           $10.14     $ 9.67       2.85%       3.34%
2005                            10.33       9.92      13.33        6.82
2004                            10.20       9.27       8.02        8.40
2003                             9.93       9.10      (3.55)       1.73
2002                            10.27       9.95       6.61        4.80

CALIFORNIA
PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------
Year Ended 8/31:
2006                            15.45      14.36       4.42        2.97
2005                            15.79      14.52       9.66        8.89
2004                            15.53      14.26       9.65       12.00
2003                            14.76      13.90      (1.30)       2.30
2002                            15.32      15.00       1.11        6.84

CALIFORNIA
OPPORTUNITY (NCO)
------------------------------------------------------------------------
Year Ended 8/31:
2006                            15.67      15.36       4.02        2.47
2005                            16.14      15.61      15.00        9.19
2004                            15.67      14.45      10.63       12.86
2003                            14.77      13.95      (2.45)       2.73
2002                            15.26      15.22       (.26)       6.51
========================================================================
                                                                  Ratios/Supplemental Data
                            ---------------------------------------------------------------------------------------------------
                                                   Before Credit                            After Credit**
                                           -------------------------------       --------------------------------
                                                            Ratio of Net                           Ratio of Net
                                             Ratio of         Investment           Ratio of          Investment
                                 Ending      Expenses          Income to           Expenses           Income to
                                    Net    to Average            Average         to Average             Average
                                 Assets    Net Assets         Net Assets         Net Assets          Net Assets
                             Applicable    Applicable         Applicable         Applicable          Applicable      Portfolio
                              to Common     to Common          to Common          to Common           to Common       Turnover
                            Shares (000)       Shares++           Shares++           Shares++            Shares++         Rate
===============================================================================================================================
CALIFORNIA VALUE (NCA)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                           $255,868           .64%              4.51%               .63%               4.52%            20%
2005                            260,782           .63               4.54                .63                4.54              4
2004                            257,550           .65               4.70                .65                4.70             28
2003                            250,749           .66               4.84                .66                4.85             24
2002                            259,346           .68               5.06                .68                5.07              4

CALIFORNIA
PERFORMANCE PLUS (NCP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                            200,359          1.23               6.28               1.22                6.29             11
2005                            204,692          1.23               6.22               1.22                6.23              5
2004                            201,307          1.26               6.48               1.25                6.49             16
2003                            191,409          1.26               6.65               1.25                6.66             30
2002                            198,594          1.28               7.04               1.27                7.05             11

CALIFORNIA
OPPORTUNITY (NCO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                            127,792          1.26               6.43               1.24                6.45             18
2005                            131,587          1.25               6.42               1.25                6.43              7
2004                            127,743          1.28               6.72               1.28                6.73             13
2003                            120,437          1.27               6.74               1.26                6.75             16
2002                            124,425          1.30               7.13               1.29                7.14             11
===============================================================================================================================
                                  Preferred Shares at End of Period
                              -----------------------------------------
                                Aggregate    Liquidation
                                   Amount     and Market         Asset
                              Outstanding          Value      Coverage
                                     (000)     Per Share     Per Share
=======================================================================
CALIFORNIA VALUE (NCA)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                                $ N/A          $ N/A        $  N/A
2005                                  N/A            N/A           N/A
2004                                  N/A            N/A           N/A
2003                                  N/A            N/A           N/A
2002                                  N/A            N/A           N/A

CALIFORNIA
PERFORMANCE PLUS (NCP)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                              106,000         25,000        72,255
2005                              106,000         25,000        73,276
2004                              106,000         25,000        72,478
2003                              106,000         25,000        70,144
2002                              106,000         25,000        71,838

CALIFORNIA
OPPORTUNITY (NCO)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                               68,000         25,000        71,982
2005                               68,000         25,000        73,377
2004                               68,000         25,000        71,964
2003                               68,000         25,000        69,278
2002                               68,000         25,000        70,745
=======================================================================

N/A  Fund is not authorized to issue Preferred shares.
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.

                                  66-67 SPREAD

          Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                               Less Distributions
                              ------------------------------------------------------------------  ----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                   Net
                   Beginning                                Investment         Capital            Investment     Capital
                      Common                       Net       Income to        Gains to             Income to    Gains to
                       Share         Net     Realized/       Preferred       Preferred                Common      Common
                   Net Asset  Investment    Unrealized          Share-          Share-                Share-      Share-
                       Value      Income    Gain (Loss)        holders+        holders+    Total     holders     holders      Total
====================================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                  $15.86      $  .96         $(.24)          $(.23)          $(.01)   $  .48      $ (.80)     $(.06)     $ (.86)
2005                   15.65         .98           .40            (.13)           (.01)     1.24        (.92)      (.11)      (1.03)
2004                   15.09        1.00           .70            (.06)           (.01)     1.63        (.97)      (.10)      (1.07)
2003                   15.78        1.06          (.71)           (.08)             --       .27        (.94)      (.02)       (.96)
2002                   15.78        1.08          (.02)           (.11)           (.01)      .94        (.92)      (.02)       (.94)

CALIFORNIA SELECT
QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.98         .99          (.27)           (.22)           (.02)      .48        (.85)      (.12)       (.97)
2005                   15.63        1.02           .53            (.13)           (.01)     1.41        (.96)      (.10)      (1.06)
2004                   14.93        1.04           .77            (.06)           (.01)     1.74        (.97)      (.07)      (1.04)
2003                   15.53        1.05          (.63)           (.07)             --       .35        (.94)      (.01)       (.95)
2002                   15.63        1.08           .01            (.08)           (.04)      .97        (.91)      (.16)      (1.07)

CALIFORNIA QUALITY
INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   16.03        1.02          (.35)           (.23)             --       .44        (.84)      (.03)       (.87)
2005                   15.49        1.04           .69            (.13)           (.01)     1.59        (.97)      (.08)      (1.05)
2004                   14.85        1.05           .73            (.07)             --      1.71       (1.02)      (.05)      (1.07)
2003                   15.84        1.08          (.87)           (.07)           (.01)      .13       (1.00)      (.12)      (1.12)
2002                   16.16        1.19          (.35)           (.10)           (.02)      .72        (.96)      (.08)      (1.04)
====================================================================================================================================
                                                       Total Returns
                                                    -------------------
                                                                 Based
                                                                    on
                              Ending                            Common
                              Common                 Based       Share
                               Share     Ending         on         Net
                           Net Asset     Market     Market       Asset
                               Value      Value      Value*      Value*
=======================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                          $15.48     $14.63       2.73%       3.21%
2005                           15.86      15.10       9.33        8.18
2004                           15.65      14.80       8.94       11.11
2003                           15.09      14.61        .29        1.60
2002                           15.78      15.52       (.55)       6.28

CALIFORNIA SELECT
QUALITY (NVC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                           15.49      15.25       3.63        3.21
2005                           15.98      15.69      13.70        9.33
2004                           15.63      14.81      12.38       11.97
2003                           14.93      14.14      (2.78)       2.24
2002                           15.53      15.51       2.79        6.61

CALIFORNIA QUALITY
INCOME (NUC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                           15.60      15.28       2.90        2.96
2005                           16.03      15.73      12.30       10.57
2004                           15.49      15.00       9.67       11.76
2003                           14.85      14.67      (2.38)        .71
2002                           15.84      16.14       4.15        4.79
=======================================================================
                                                                  Ratios/Supplemental Data
                            ---------------------------------------------------------------------------------------------------
                                                   Before Credit                            After Credit**
                                           -------------------------------       --------------------------------
                                                            Ratio of Net                           Ratio of Net
                                             Ratio of         Investment           Ratio of          Investment
                                 Ending      Expenses          Income to           Expenses           Income to
                                    Net    to Average            Average         to Average             Average
                                 Assets    Net Assets         Net Assets         Net Assets          Net Assets
                             Applicable    Applicable         Applicable         Applicable          Applicable      Portfolio
                              to Common     to Common          to Common          to Common           to Common       Turnover
                            Shares (000)       Shares++           Shares++           Shares++            Shares++         Rate
===============================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                           $210,242          1.22%              6.28%              1.21%               6.29%            11%
2005                            215,446          1.21               6.24               1.20                6.25              5
2004                            212,509          1.22               6.48               1.22                6.49             20
2003                            204,974          1.21               6.73               1.21                6.73             26
2002                            214,261          1.25               7.03               1.23                7.04             11

CALIFORNIA SELECT
QUALITY (NVC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                            358,131          1.20               6.38               1.19                6.39             16
2005                            369,087          1.19               6.44               1.18                6.44              8
2004                            360,938          1.21               6.78               1.20                6.78             14
2003                            344,892          1.20               6.78               1.20                6.78             20
2002                            358,632          1.23               7.14               1.22                7.15             19

CALIFORNIA QUALITY
INCOME (NUC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                            343,096          1.21               6.54               1.20                6.55             12
2005                            352,752          1.20               6.62               1.20                6.63              6
2004                            340,873          1.22               6.89               1.21                6.89             16
2003                            326,280          1.22               6.90               1.21                6.91             46
2002                            347,561          1.23               7.58               1.22                7.59             22
===============================================================================================================================
                                  Preferred Shares at End of Period
                              -----------------------------------------
                                Aggregate    Liquidation
                                   Amount     and Market         Asset
                              Outstanding          Value      Coverage
                                     (000)     Per Share     Per Share
=======================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                             $112,000        $25,000       $71,929
2005                              112,000         25,000        73,091
2004                              112,000         25,000        72,435
2003                              112,000         25,000        70,753
2002                              112,000         25,000        72,826

CALIFORNIA SELECT
QUALITY (NVC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                              192,000         25,000        71,632
2005                              192,000         25,000        73,058
2004                              192,000         25,000        71,997
2003                              192,000         25,000        69,908
2002                              192,000         25,000        71,697

CALIFORNIA QUALITY
INCOME (NUC)
-----------------------------------------------------------------------
Year Ended 8/31:
2006                              185,000         25,000        71,364
2005                              185,000         25,000        72,669
2004                              185,000         25,000        71,064
2003                              185,000         25,000        69,092
2002                              185,000         25,000        71,968
=======================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.

                                  68-69 SPREAD

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)    Chairman of         1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                       the Board                   Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive           and Board                   Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606             Member                      (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Lead Independent    1997    Private Investor and Management Consultant.                           167
8/22/40                       Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Board member        1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Board member        1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Board member        2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Board member        2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       70

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider          Board member        1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale           Board member        1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine            Board member        2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman
                                                          (since 1997), Board of Directors, Rubicon, a pure
                                                          captive insurance company owned by Northwestern
                                                          University; Director (since 1997), Evanston
                                                          Chamber of Commerce and Evanston Inventure, a
                                                          business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman          Chief               1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                        Administrative              Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive           Officer                     Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors,
                                                          LLC (since 2006); Chartered Financial Analyst.


                                       71

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos            Vice President      2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson           Vice President      2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                        and Assistant               President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive           Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo             Vice President      1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond               Vice President      2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger            Vice President      1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                       and Secretary               Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson             Vice President      1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald         Vice President      1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       72

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                Vice President      1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                       and Controller              of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly               Chief               2003    Assistant Vice President and Assistant Secretary of the               167
2/24/70                       Compliance                  Nuveen Funds (since 2003); Assistant Vice President and
333 West Wacker Drive         Officer                     Assistant General Counsel (since 2003) of Nuveen Investments,
Chicago, IL 60606                                         LLC; previously, Associate (2001-2003) a the law firm of Vedder,
                                                          Price, Kaufman & Kammholz.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                 Vice President      2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                 Vice President      2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin               Vice President      1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                       and Assistant               Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive           Secretary                   and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons,

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands:
Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/ETF           o Investor education
                                o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0806D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen California Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
August 31, 2006                         $ 19,204                $ 0                $ 400                  $ 2,900
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
August 31, 2005                         $ 18,014                $ 0                $ 459                  $ 2,700
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND       AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS    SERVICE PROVIDERS (1)    SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------
August 31, 2006                         $ 0                     $ 2,200                  $ 0
---------------------------------------------------------------------------------------------------
Percentage approved                      0%                          0%                   0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------
August 31, 2005                         $ 0                     $ 2,200                  $ 0
---------------------------------------------------------------------------------------------------
Percentage approved                      0%                          0%                   0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEE  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                           BILLED TO FUND    REPORTING OF THE FUND)        ENGAGEMENTS)         TOTAL
----------------------------------------------------------------------------------------------------------------------
August 31, 2006                               $ 3,300               $ 2,200                   $ 0              $ 5,500
August 31, 2005                               $ 3,159               $ 2,200                   $ 0              $ 5,359

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
Scott R. Romans        Nuveen California Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                              NUMBER OF
PORTFOLIO MANAGER      TYPE OF ACCOUNT MANAGED                ACCOUNTS        ASSETS
-------------------------------------------------------------------------------------------
Scott R. Romans        Registered Investment Company          28              $5.75 billion
                       Other Pooled Investment Vehicles        0              $0
                       Other Accounts                          4              $.25 million

* Assets are as of August 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the August 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           DOLLAR
                                                                                                           RANGE OF
                                                                                            DOLLAR         EQUITY
                                                                                            RANGE OF       SECURITIES
                                                                                            EQUITY         BENEFICIALLY
                                                                                            SECURITIES     OWNED IN
                                                                                            BENEFICIALLY   THE
                                                                                            OWNED IN       REMAINDER
                                                                                            FUND           OF NUVEEN
                                                                                                           FUNDS
                                                                                                           MANAGED BY
                                                                                                           NAM'S
                                                                                                           MUNICIPAL
NAME OF PORTFOLIO                                                                                          INVESTMENT
MANAGER             FUND                                                                                   TEAM
---------------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen California Quality Income Municipal Fund, Inc.                   $0             $10,000-$50,000
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. Currently, he manages investments for 29 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 8, 2006
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* Print the name and title of each signing officer under his or her signature.